                                   PROSPECTUS
                               (WITH APPLICATION)

                               FEBRUARY 28, 1997
                            AS REVISED JUNE 26, 1997

                 MONTAG & CALDWELL GROWTH FUND

                 CHICAGO TRUST GROWTH & INCOME FUND

                 CHICAGO TRUST TALON FUND

                 CHICAGO TRUST BALANCED FUND

                 MONTAG & CALDWELL BALANCED FUND

                 CHICAGO TRUST BOND FUND

                 CHICAGO TRUST MUNICIPAL BOND FUND

                 CHICAGO TRUST MONEY MARKET FUND

                                   CT&T FUNDS

                 The Chicago Trust Company, Investment Advisor
                  Montag & Caldwell, Inc., Investment Advisor
                                 (800) 992-8151

                                   CT&T FUNDS
                             171 North Clark Street
                               Chicago, IL 60601

                                   PROSPECTUS
                               FEBRUARY 28, 1997
                            AS REVISED JUNE 26, 1997

  CT&T FUNDS (the "Company") is a no-load, open-end management investment company which consists of eight separate diversified investment series (each a
"Fund" and collectively, the "Funds") designed to offer investors a variety of investment opportunities. Each Fund has distinct investment objectives and policies.

  CHICAGO TRUST GROWTH & INCOME FUND, CHICAGO TRUST BALANCED FUND
(FORMERLY
KNOWN AS CHICAGO TRUST ASSET ALLOCATION FUND), CHICAGO TRUST BOND
FUND, CHICAGO
TRUST MUNICIPAL BOND FUND, and CHICAGO TRUST MONEY MARKET FUND are advised by
The Chicago Trust Company ("Chicago Trust"). CHICAGO TRUST TALON FUND is served by Chicago Trust as Investment Advisor and by Talon Asset Management, Inc.
("Talon") as Sub-Investment Advisor. MONTAG & CALDWELL GROWTH FUND and MONTAG &
CALDWELL BALANCED FUND are advised by Montag & Caldwell, Inc.
("Montag &
Caldwell").

  MONTAG & CALDWELL GROWTH FUND seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary.

  CHICAGO TRUST GROWTH & INCOME FUND seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks, securities convertible into common stocks, and fixed income securities.

  CHICAGO TRUST TALON FUND seeks long-term total return through capital appreciation. The Fund will invest primarily in stocks of companies with capitalization levels believed by Talon to have prospects for capital appreciation. The Fund may also invest in preferred stock and debt securities, including those which may be convertible into common stock.

  CHICAGO TRUST BALANCED FUND seeks growth of capital with current income through asset allocation. The Fund seeks to achieve this objective by holding a varying combination of generally two or more of the following investment categories: common stocks (both dividend and non-dividend paying); preferred stocks; convertible preferred stocks; fixed income securities, including bonds and bonds convertible into common stocks; and short-term interest-bearing obligations.

  MONTAG & CALDWELL BALANCED FUND seeks long-term total return through investment primarily in a combination of equity, fixed income, and short-term securities. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis will be placed upon selection of particular investments as opposed to allocation of assets.

  CHICAGO TRUST BOND FUND seeks high current income consistent with what The
Chicago Trust Company believes to be prudent risk of capital. The Fund will primarily invest in a broad range of bonds and other fixed income securities
(bonds and debentures) with an average weighted portfolio maturity between three and ten years.

  CHICAGO TRUST MUNICIPAL BOND FUND seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund will seek to achieve its objective by investing substantially all of its assets in a diversified portfolio of primarily intermediate-term municipal debt obligations.

  CHICAGO TRUST MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high-quality, U.S. dollar-denominated money market instruments.

  AN INVESTMENT IN CHICAGO TRUST MONEY MARKET FUND IS NEITHER
INSURED NOR
GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE
THAT THE FUND
WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER
SHARE.

  Shares of each Fund are purchased and redeemed without any purchase or redemption charge imposed by the Company, although institutions may charge their customers for services provided in connection with their investments.

  Shares of the Fund are not deposits, obligations of, or endorsed by any bank, and are not insured or guaranteed by any bank, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves investment risks, including the possible loss of principal.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the above Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds is contained in the Statement of Additional Information dated
February 28, 1997, as supplemented from time to time, which has been filed with the Securities and Exchange Commission and is available upon request and without charge from the Company, at the addresses and telephone numbers below.
The Statement of Additional Information is incorporated by reference into this
Prospectus.

THESE SECURITIES  HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE
SECURITIES AND
 EXCHANGE COMMISSION  NOR HAS  THE SECURITIES  AND EXCHANGE
COMMISSION PASSED
  UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE
  CONTRARY            IS            A            CRIMINAL
OFFENSE.

CT&T Funds
Investment Advisors:

171 North Clark Street
Chicago, IL 60601-3294                                 The Chicago
Trust Company
(800) 992-8151                                            171
North Clark Street
                                                          Chicago,
IL 60601-3294

(800) 992-8151

                                                         Montag &
Caldwell, Inc.
                                                   1100 Atlanta
Financial Center
                                                         3343
Peachtree Road, NE
                                                          Atlanta,
GA 30326-1450

                               TABLE OF CONTENTS


PAGE

----
PROSPECTUS
SUMMARY.....................................................   4
EXPENSE
INFORMATION....................................................
6
FINANCIAL
HIGHLIGHTS...................................................   9
INVESTMENT OBJECTIVES AND
POLICIES.....................................  15
 MONTAG & CALDWELL GROWTH
FUND.........................................  15
 CHICAGO TRUST GROWTH & INCOME
FUND....................................  16
 CHICAGO TRUST TALON
FUND..............................................  17
 CHICAGO TRUST BALANCED
FUND...........................................  17
 MONTAG & CALDWELL BALANCED
FUND.......................................  18
 CHICAGO TRUST BOND
FUND...............................................  19
 CHICAGO TRUST MUNICIPAL BOND
FUND.....................................  20
 CHICAGO TRUST MONEY MARKET
FUND.......................................  22
INVESTMENT STRATEGIES AND RISK
CONSIDERATIONS..........................  22
MANAGEMENT OF THE
FUNDS................................................  31
PORTFOLIO MANAGEMENT
METHODS...........................................  33
ADMINISTRATION OF THE
FUNDS............................................  35
PURCHASE OF
SHARES.....................................................  36
EXCHANGE OF
SHARES.....................................................  37
REDEMPTION OF
SHARES...................................................  38
ACCOUNT
OPTIONS........................................................
40
DISTRIBUTION
PLANS.....................................................  40
NET ASSET
VALUE........................................................  41
DIVIDENDS AND
TAXES....................................................  41
PERFORMANCE OF THE
FUNDS...............................................  43
GENERAL
INFORMATION....................................................
43
                                  APPENDIX
                                  --------
Debt
Ratings...........................................................
45

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN
DESCRIBED IN ANY
JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS
TO MAKE SUCH
AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR
OTHER PERSON IS
AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION
OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS.

                               PROSPECTUS SUMMARY

THE FUNDS

  The Company is an open-end, management investment company commonly known as a mutual fund. The Company was established as a Delaware business trust on
September 10, 1993. The Company currently offers eight separate series of shares: MONTAG & CALDWELL GROWTH FUND; CHICAGO TRUST GROWTH & INCOME FUND;
CHICAGO TRUST TALON FUND; CHICAGO TRUST BALANCED FUND; MONTAG &
CALDWELL
BALANCED FUND; CHICAGO TRUST BOND FUND; CHICAGO TRUST MUNICIPAL
BOND FUND; AND
CHICAGO TRUST MONEY MARKET FUND.

INVESTMENT DEFINITIONS

  EQUITY SECURITIES--The term "equity securities" as used herein typically refers to common stock or preferred stock, which represent a stockholder's equity or ownership of shares in a company.

  DEBT SECURITIES--Examples of "debt securities" are bills, notes and bonds, each representing a promise by the issuer to re-pay a debt which is generally secured by the assets of such issuer. Also in this investment category are debentures, which are bonds or promissory notes that are backed by the general credit of the issuer, but not secured by specific assets of such issuer.

  CONVERTIBLE FEATURES--Equity or debt securities purchased by the Funds may have "convertible" features, whereby they can be exchanged for another class of securities, according to the terms of their respective issuers.

  SHORT-TERM INSTRUMENTS--"Short-term (or money market) instruments" are generally private or Government obligations with maturities of one year or less and may include (but are not limited to) certificates of deposit, bankers' acceptances, corporate commercial paper, and Government obligations.

  DERIVATIVE INVESTMENTS--the term "derivatives" has been used to identify a range and variety of financial categories. In general, a derivative is commonly defined as a financial instrument whose performance is derived, at least in part, from the performance of an underlying asset, such as a specific security or an index of securities. Derivatives which may be used from time to time by certain Funds and the investment risks associated with such instruments, are discussed in detail under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS."

INVESTMENT OBJECTIVES OF THE FUNDS

  MONTAG & CALDWELL GROWTH FUND seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary.

  CHICAGO TRUST GROWTH & INCOME FUND seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks, securities convertible into common stocks, and fixed income securities.

  CHICAGO TRUST TALON FUND seeks long-term total return through capital appreciation. The Fund will invest primarily in stocks of companies with capitalization levels believed by Talon to have prospects for capital appreciation. The Fund may also invest in preferred stock and debt securities, including those which may be convertible into common stock.

  CHICAGO TRUST BALANCED FUND seeks growth of capital with current income through asset allocation. The Fund seeks to achieve this objective by holding a varying combination of generally two or more of the following investment categories: common stocks (both dividend and non-dividend paying); preferred stocks; convertible preferred stocks; fixed income securities, including bonds and bonds convertible into common stocks; and short-term interest-bearing obligations.

  MONTAG & CALDWELL BALANCED FUND seeks long-term total return through investment primarily in a combination of equity, fixed income, and short-term securities. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis will be placed upon selection of particular investments as opposed to allocation of assets.

  CHICAGO TRUST BOND FUND seeks high current income consistent with what The
Chicago Trust Company believes to be prudent risk of capital. The Fund will primarily invest in a broad range of bonds and other fixed income securities
(bonds and debentures) with an average weighted portfolio maturity between three and ten years.

  CHICAGO TRUST MUNICIPAL BOND FUND seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund will seek to achieve its objective by investing substantially all of its assets in a diversified portfolio of primarily intermediate-term municipal debt obligations.

  CHICAGO TRUST MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high-quality, U.S. dollar-denominated money market instruments.

HOW TO PURCHASE SHARES

  The minimum initial investment for regular accounts (other than Individual
Retirement Accounts ("IRAs") and Uniform Gift to Minor Accounts
("UGMAs")) is
$2,500 for each Fund, and the minimum subsequent investment is $50, except for accounts opened through a fund network. In such case, the minimums of the fund network will apply. The minimum initial investment for IRAs and UGMAs is $500, and the minimum subsequent investment for IRAs and UGMAs is $50. The minimum initial and subsequent investment for those enrolled in the Automatic
Investment Plan is $50. The Funds do not impose any sales load, redemption or exchange fees. MONTAG & CALDWELL GROWTH FUND, CHICAGO TRUST GROWTH & INCOME
FUND, CHICAGO TRUST TALON FUND, CHICAGO TRUST BALANCED FUND,
MONTAG & CALDWELL
BALANCED FUND, CHICAGO TRUST BOND FUND, and CHICAGO TRUST MUNICIPAL BOND FUND have a Distribution Plan pursuant to Rule 12b-1 under the Investment Company
Act of 1940, as amended (the "1940 Act"). See "DISTRIBUTION PLANS." The public offering price for shares of each of the Funds is the net asset value per share next determined after receipt of a purchase order in proper form. MONTAG &
CALDWELL GROWTH FUND offers two classes of shares; only Class N shares for retail investors are offered by this Prospectus. See "PURCHASE OF SHARES" and
"GENERAL INFORMATION."

HOW TO REDEEM SHARES

  Shares of each Fund may be redeemed at the net asset value per share of the
Fund next determined after receipt by the Transfer Agent of a redemption request in proper form. Signature guarantees may be required. See
"REDEMPTION
OF SHARES."

DIVIDENDS

  Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, to shareowners. Distributions of net capital gains, if any, will be made annually. All distributions are reinvested at net asset value, in additional full and fractional shares of the respective Fund unless and until the shareowner notifies the Transfer Agent in writing requesting payments in cash.

  MONTAG & CALDWELL GROWTH FUND, CHICAGO TRUST GROWTH & INCOME
FUND, CHICAGO
TRUST TALON FUND, CHICAGO TRUST BALANCED FUND, and MONTAG &
CALDWELL BALANCED
FUND declare and pay dividends, if any, quarterly. CHICAGO TRUST
BOND FUND and
CHICAGO TRUST MUNICIPAL BOND FUND declare and pay dividends monthly. CHICAGO
TRUST MONEY MARKET FUND'S net investment income is declared daily and paid monthly. See "DIVIDENDS AND TAXES."

MANAGEMENT OF THE FUNDS

  Chicago Trust Company ("Chicago Trust"), 171 North Clark Street,
Chicago,
Illinois 60601, an Illinois corporation, provides investment advisory services to CHICAGO TRUST GROWTH & INCOME FUND; CHICAGO TRUST BALANCED FUND; CHICAGO
TRUST BOND FUND; CHICAGO TRUST MUNICIPAL BOND FUND; CHICAGO TRUST
MONEY MARKET
FUND; and CHICAGO TRUST TALON FUND, with Talon Asset Management, Inc. serving as Sub-Advisor.

  Talon Asset Management, Inc. ("Talon"), One North Franklin,
Chicago, Illinois
60606, a registered investment advisor, is the Sub-Investment
Advisor for
CHICAGO TRUST TALON FUND.

  Montag & Caldwell, Inc. ("Montag & Caldwell"), 1100 Atlanta
Financial Center,
3343 Peachtree Road NE, Atlanta, Georgia 30326-1450, a registered investment advisor, is the Investment Advisor for MONTAG & CALDWELL GROWTH
FUND and MONTAG
& CALDWELL BALANCED FUND.

  As of December 31, 1996, Chicago Trust managed approximately $6.0 billion in assets primarily for pension and profit sharing accounts, individuals, families, and insurance companies. As of that date, Talon managed over $356 million in assets primarily for high net worth individuals, trusts, charitable foundations, employee benefit plans and family partnerships. As of December 31,
1996, Montag & Caldwell managed over $8.5 billion in assets primarily for employee benefit, endowment, charitable and other institutional clients, mutual funds, and high net worth individuals. Chicago Trust may be deemed to be a
"control person" (as defined in the 1940 Act) of certain Funds, because as of
January 30, 1997, it owned of record, but not beneficially: 34.60% of MONTAG &
CALDWELL GROWTH FUND Class N; 93.62% of CHICAGO TRUST GROWTH &
INCOME FUND;
56.60% of MONTAG & CALDWELL BALANCED FUND; 82.47% of CHICAGO TRUST
BOND FUND;
92.53% of CHICAGO TRUST MUNICIPAL BOND FUND; 96.63% of CHICAGO
TRUST MONEY
MARKET FUND; and 98.67% of CHICAGO TRUST BALANCED FUND.

  First Data Distributors, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Funds' Distributor. Bankers Trust Company,
16 Wall Street, New York, New York 10005, serves as the Custodian of the Funds' assets. The Chicago Trust Company serves as the Funds' Administrator. First
Data Investor Services Group, Inc., 53 State Street, Boston,
Massachusetts
02109, serves as the Funds' Sub-Administrator. First Data Investor
Services
Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Funds' Transfer Agent.

                              EXPENSE INFORMATION

Shareowner Transaction Expenses for Each Fund:
Maximum Sales Load Imposed on Purchases
 ................................... None
Maximum Sales Load Imposed on Reinvested Dividends
 ........................ None
Maximum Deferred Sales Load
 ............................................... None
Redemption Fees
 ........................................................... None
Exchange Fees
 ............................................................. None

  If you want to redeem shares by wire transfer, the Funds'
Transfer Agent
charges a fee, currently $20.00 for each wire redemption.
Institutions may
independently charge fees for shareowner transactions or for advisory services;
please see their materials for details.

ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET
ASSETS:

                            INVESTMENT                OTHER
NET EXPENSE RATIO
                           ADVISORY FEES            EXPENSES
AFTER ADVISORS'
                          AFTER VOLUNTARY 12B-1  AFTER VOLUNTARY
VOLUNTARY FEE WAIVERS
        FUND (1)            FEE WAIVERS   FEES   REIMBURSEMENTS
AND REIMBURSEMENT (1)
        --------          --------------- -----  --------------- -
--------------------
MONTAG & CALDWELL GROWTH
 FUND (2)(3)                   0.80%      0.25%       0.23%
1.28%
CHICAGO TRUST GROWTH &
 INCOME FUND (4)               0.65%      0.25%       0.20%
1.10%
CHICAGO TRUST TALON FUND       0.12%      0.25%       0.93%
1.30%
CHICAGO TRUST BALANCED
 FUND (4)                      0.63%      0.25%       0.22%
1.10%
MONTAG & CALDWELL BAL-
 ANCED FUND                    0.42%      0.25%       0.58%
1.25%
CHICAGO TRUST BOND FUND        0.25%      0.25%       0.30%
0.80%
CHICAGO TRUST MUNICIPAL
 BOND FUND                     0.00%      0.25%       0.65%
0.90%
CHICAGO TRUST MONEY MAR-
 KET FUND                      0.31%       n/a        0.19%
0.50%

--------
(1) The above table reflects a continuation of the Advisors' voluntary undertakings to waive investment advisory fees and/or reimburse each Fund, except for MONTAG & COLDWELL GROWTH FUND, for expenses exceeding the limits shown. Absent such fee waivers and reimbursement of expenses, the investment advisory fees, other expenses, and total operating expenses, respectively, for those Funds with fee waivers and/or expense reimbursements currently in effect, would be as follows: CHICAGO TRUST GROWTH & INCOME FUND 0.70%, 0.20%, and
1.15%; CHICAGO TRUST TALON FUND 0.80%, 0.93%, and 1.98%; CHICAGO
TRUST BALANCED
FUND 0.70%, 0.22%, and 1.17%; MONTAG & CALDWELL BALANCED FUND
0.75%, 0.58%, and
1.58%; CHICAGO TRUST BOND FUND 0.55%, 0.30%, and 1.10%; CHICAGO
TRUST MUNICIPAL
BOND FUND 0.60%, 0.68%, and 1.53%; and CHICAGO TRUST MONEY MARKET
FUND 0.40%,
0.19%, and 0.59%. Except for changes in the expense structure for MONTAG &
CALDWELL GROWTH FUND, CHICAGO TRUST GROWTH & INCOME FUND and
CHICAGO TRUST
BALANCED FUND which are discussed in footnotes (3) and (4) below, the ratios shown above reflect the expenses incurred by each existing Fund during the fiscal year ended October 31, 1996. Please refer to the data contained in
"FINANCIAL HIGHLIGHTS" for additional information.
(2)MONTAG & CALDWELL GROWTH FUND offers two classes of shares that invest in the same portfolio of securities. Shareowners of Class N are subject to a 12b-1
Distribution Plan; therefore, expenses and performance figures will vary between the classes. The information set forth in the table above and the example below relates only to the Class N shares. See "GENERAL INFORMATION".
(3)The table shows the fees for MONTAG & CALDWELL GROWTH FUND Class N shares restated for the fiscal year ended October 31, 1996. The Advisor waived a portion of its advisory fee equivalent to .04% during the year from November 1,
1995 to February 29, 1996 so that the net expense ratio for the year was 1.28%.
(4)As of February 28, 1997, the net expense ratio for both CHICAGO
TRUST GROWTH
& INCOME FUND and CHICAGO TRUST BALANCED FUND increased from 1.00% to 1.10% as a result of the Advisor's decision to reduce the amount of advisory fees waived by .10% for each of the these Funds.

  Long-term shareowners may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National
Association of
Securities Dealers, Inc.

EXAMPLE:

  Based on the level of expenses listed above after reimbursement, the total expenses relating to an investment of $1,000 would be as follows assuming a 5% annual return and redemption at the end of each time period.

NAME OF FUND                        1 YEAR 3 YEARS 5 YEARS 10
YEARS
------------                        ------ ------- ------- -------
-
MONTAG & CALDWELL GROWTH FUND        $13     $41     $70     $155
CHICAGO TRUST GROWTH & INCOME FUND   $11     $35     $61     $134
CHICAGO TRUST TALON FUND             $13     $41     $71     $157
CHICAGO TRUST BALANCED FUND          $11     $35     $61     $134
MONTAG & CALDWELL BALANCED FUND      $13     $40     $69     $151
CHICAGO TRUST BOND FUND              $ 8     $26     $44     $ 99
CHICAGO TRUST MUNICIPAL BOND FUND    $ 9     $29     $50     $111
CHICAGO TRUST MONEY MARKET FUND      $ 5     $16     $28     $ 63

  The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareowner will bear directly or indirectly.
While the example assumes a 5% annual return, the Funds' actual performance will vary and may result in actual returns greater or less than 5%. THE EXAMPLE
SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
EXPENSES AND ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

                         MONTAG & CALDWELL GROWTH FUND
                       CHICAGO TRUST GROWTH & INCOME FUND
                            CHICAGO TRUST TALON FUND
                          CHICAGO TRUST BALANCED FUND
                        MONTAG & CALDWELL BALANCED FUND
                            CHICAGO TRUST BOND FUND
                       CHICAGO TRUST MUNICIPAL BOND FUND
                        CHICAGO TRUST MONEY MARKET FUND

  The following Financial Highlights are part of the financial statements for the Funds listed above. The audited periods presented are from each of these
Fund's respective commencement of operations to October 31, 1996, the end of the Company's most recent fiscal year.

  These Financial Highlights have been audited by KPMG Peat
Marwick LLP,
independent certified public accountants, for each of the periods indicated in their report thereon appearing in the Company's related Statement of Additional
Information.

  The following tables set forth financial data for a share of beneficial interest outstanding throughout each period presented. These should therefore be read in conjunction with the financial statements and related notes also included as Appendix "A" in the Statement of Additional
Information.

                         MONTAG & CALDWELL                 CHICAGO
TRUST
                            GROWTH FUND                GROWTH &
INCOME FUND
                         -------------------       ---------------
--------------------
                           YEAR     PERIOD           YEAR
YEAR           PERIOD
                          ENDED      ENDED          ENDED
ENDED           ENDED
                         10/31/96  10/31/95*       10/31/96
10/31/95       10/31/94**
                         --------  ---------       --------  -----
---       ----------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD......... $  13.16  $  10.00        $  12.90  $
10.11        $  10.00
                         --------  --------        --------  -----
---        --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income..     0.00      0.02            0.11
0.09            0.07
 Net realized and
  unrealized gain on
  investments...........     3.93      3.16            3.34
2.79            0.10
                         --------  --------        --------  -----
---        --------
   Total from investment
    operations..........     3.93      3.18            3.45
2.88            0.17
                         --------  --------        --------  -----
---        --------
 LESS DISTRIBUTIONS:
 From and in excess of
  net investment in-
  come..................    (0.01)    (0.02)          (0.11)
(0.09)          (0.06)
 From net realized gain
  on investments........     0.00      0.00           (0.07)
0.00            0.00
                         --------  --------        --------  -----
---        --------
   Total distributions..    (0.01)    (0.02)          (0.18)
(0.09)          (0.06)
                         --------  --------        --------  -----
---        --------
NET ASSET VALUE, END OF
 PERIOD................. $  17.08  $  13.16        $  16.17  $
12.90        $  10.11
                         ========  ========        ========
========        ========
TOTAL RETURN............    29.91%    31.87%(/2/)     26.98%
28.66%           1.73%(/2/)
RATIOS/SUPPLEMENTAL DA-
 TA:
 Net assets, end of pe-
  riod (in 000's)....... $166,243  $ 40,355        $205,133
$172,296        $ 12,282
 Ratio of expenses to
  average net assets
  before reimbursement
  of expenses by
  Advisor...............     1.32%     1.87%(/1/)      1.15%
1.50%           2.21%(/1/)
 Ratio of expenses to
  average net assets
  after reimbursement
  of expenses by
  Advisor...............     1.28%     1.30%(/1/)      1.00%
1.09%(/3/)      1.20%(/1/)
 Ratio of net
  investment income to
  average net assets
  before reimbursement
  of expenses by
  Advisor...............    -0.10%    -0.36%(/1/)      0.62%
0.33%          -0.15%(/1/)
 Ratio of net
  investment income to
  average net assets
  after reimbursement
  of expenses by
  Advisor...............    -0.06%     0.20%(/1/)      0.77%
0.74%           0.86%(/1/)
 Portfolio turnover.....    26.36%    34.46%(/2/)     25.48%
9.00%          37.01%(/2/)
 Average commission
  rate paid............. $ 0.0639       n/r        $ 0.0571
n/r             n/r

--------
* MONTAG & CALDWELL GROWTH FUND Class N commenced investment operations on
   November 2, 1994.
** CHICAGO TRUST GROWTH & INCOME FUND commenced investment operations on
   December 13, 1993.
(/1/)Annualized.
(/2/)Not annualized.
(/3/)The Advisor's expense reimbursement level, which reduces the net expense ratio, changed from 1.20% to 1.00% on September 21, 1995.
n/r Not Required

                                CHICAGO TRUST
CHICAGO TRUST
                                 TALON FUND
BALANCED FUND
                         -----------------------------      ------
--------------
                           YEAR      YEAR     PERIOD          YEAR
PERIOD
                          ENDED     ENDED      ENDED         ENDED
ENDED
                         10/31/96  10/31/95  10/31/94*
10/31/96  10/31/95**
                         --------  --------  ---------      ------
--  ----------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD......... $  12.07  $  10.25   $ 10.00       $
8.43   $   8.34
                         --------  --------   -------       ------
--   --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income..     0.04      0.09      0.02
0.27       0.03
 Net realized and
  unrealized gain on
  investments...........     3.01      1.84      0.23
1.16       0.06
                         --------  --------   -------       ------
--   --------
   Total from investment
    operations..........     3.05      1.93      0.25
1.43       0.09
 LESS DISTRIBUTIONS:
 From net investment
  income................    (0.03)    (0.11)     0.00
(0.26)      0.00
 From net realized gain
  on investments........    (0.70)     0.00      0.00
0.00       0.00
                         --------  --------   -------       ------
--   --------
   Total distributions..    (0.73)    (0.11)     0.00
(0.26)      0.00
                         --------  --------   -------       ------
--   --------
NET ASSET VALUE, END OF
 PERIOD................. $  14.39  $  12.07   $ 10.25       $
9.60   $   8.43
                         ========  ========   =======
========   ========
TOTAL RETURN............    26.51%    18.92%     2.50%(/2/)
17.21%      1.08%(/2/)
Ratios/Supplemental Da-
 ta:
 Net assets, end of
  period (in 000's)..... $ 17,418  $ 10,538   $ 4,355
$156,703   $152,820
 Ratio of expenses to
  average net assets
  before reimbursement
  of expenses by
  Advisor...............     1.98%     3.04%     7.82%(/1/)
1.17%      1.19%(/1/)
 Ratio of expenses to
  average net assets
  after reimbursement
  of expenses by
  Advisor...............     1.30%     1.30%     1.30%(/1/)
1.00%      1.00%(/1/)
 Ratio of net
  investment income to
  average net assets
  before reimbursement
  of expenses by
  Advisor...............    -0.38%    -0.97%    -4.13%(/1/)
2.79%      2.56%(/1/)
 Ratio of net
  investment income to
  average net assets
  after reimbursement
  of expenses by
  Advisor...............     0.30%     0.77%     2.39%(/1/)
2.96%      2.73%(/1/)
 Portfolio turnover.....   126.83%   229.43%    33.66%(/2/)
34.29%      0.72%(/2/)
 Average commission
  rate paid............. $ 0.0612       n/r       n/r       $
0.0596        n/r

--------
  *CHICAGO TRUST TALON FUND commenced investment operations on September 19,
   1994.
  **CHICAGO TRUST BALANCED FUND commenced investment operations on September
21, 1995.
(/1/)Annualized.
(/2/)Not annualized.
n/r Not Required

                         MONTAG & CALDWELL               CHICAGO
TRUST
                           BALANCED FUND                   BOND
FUND
                         -------------------      ----------------
--------------
                           YEAR     PERIOD          YEAR      YEAR
PERIOD
                          ENDED      ENDED         ENDED     ENDED
ENDED
                         10/31/96  10/31/95*      10/31/96
10/31/95  10/31/94**
                         --------  ---------      --------  ------
--  ----------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD......... $ 12.12    $ 10.00       $  9.94   $
9.21    $ 10.00
                         -------    -------       -------   ------
-    -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income..    0.27       0.26          0.60
0.60       0.50
 Net realized and
  unrealized gain
  (loss) on invest-
  ments.................    2.17       2.09         (0.05)
0.73      (0.82)
                         -------    -------       -------   ------
-    -------
   Total from investment
    operations..........    2.44       2.35          0.55
1.33      (0.32)
                         -------    -------       -------   ------
-    -------
 LESS DISTRIBUTIONS:
 From net investment
  income................   (0.27)     (0.23)        (0.60)
(0.60)     (0.47)
                         -------    -------       -------   ------
-    -------
   Total distributions..   (0.27)     (0.23)        (0.60)
(0.60)     (0.47)
                         -------    -------       -------   ------
-    -------
NET ASSET VALUE, END OF
 PERIOD................. $ 14.29    $ 12.12       $  9.89   $
9.94    $  9.21
                         =======    =======       =======
=======    =======
TOTAL RETURN............   20.37%     23.75%(/2/)    5.76%
14.89%     -3.23%(/2/)
RATIOS/SUPPLEMENTAL DA-
 TA:
 Net assets, end of
  period (in 000's)..... $31,473    $21,908       $79,211
$70,490    $12,546
 Ratio of expenses to
  average net assets
  before reimbursement
  of expenses by
  Advisor...............    1.58%      2.50%(/1/)    1.10%
1.54%      2.02%(/1/)
 Ratio of expenses to
  average net assets
  after reimbursement
  of expenses by
  Advisor...............    1.25%      1.25%(/1/)    0.80%
0.80%      0.80%(/1/)
 Ratio of net
  investment income to
  average net assets
  before reimbursement
  of expenses by
  Advisor...............    1.83%      1.38%(/1/)    5.89%
5.78%      4.83%(/1/)
 Ratio of net
  investment income to
  average net assets
  after reimbursement
  of expenses by
  Advisor...............    2.16%      2.63%(/1/)    6.19%
6.52%      6.05%(/1/)
 Portfolio turnover.....   43.58%     27.33%(/2/)   41.75%
68.24%     20.73%(/2/)
 Average commission
  rate paid............. $0.0644        n/r           n/r
n/r        n/r

--------
   *MONTAG & CALDWELL BALANCED FUND commenced investment operations on November
   2, 1994.
  ** CHICAGO TRUST BOND FUND commenced investment operations on
December 13,
     1993.
(/1/)Annualized.
(/2/)Not annualized.
n/r Not Required

                                                      CHICAGO
TRUST
                                                   MUNICIPAL BOND
FUND
                                               -------------------
----------
                                                 YEAR      YEAR
PERIOD
                                                ENDED     ENDED
ENDED
                                               10/31/96  10/31/95
10/31/94*
                                               --------  --------
---------
NET ASSET VALUE, BEGINNING OF PERIOD.......... $ 10.08   $  9.56
$ 10.00
                                               -------   -------
-------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income........................    0.38      0.35
0.27
 Net realized and unrealized gain (loss) on
  investments.................................   (0.02)     0.52
(0.46)
                                               -------   -------
-------
   Total from investment operations...........    0.36      0.87
(0.19)
                                               -------   -------
-------
 LESS DISTRIBUTIONS:
 From net investment income...................   (0.38)    (0.35)
(0.25)
                                               -------   -------
-------
   Total distributions........................   (0.38)    (0.35)
(0.25)
                                               -------   -------
-------
NET ASSET VALUE, END OF PERIOD................ $ 10.06   $ 10.08
$  9.56
                                               =======   =======
=======
TOTAL RETURN..................................    3.59%     9.29%
-1.92%(/2/)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)......... $11,186   $11,679
$10,462
 Ratio of expenses to average net assets be-
  fore reimbursement of expenses by Advisor...    1.53%     2.16%
2.09%(/1/)
 Ratio of expenses to average net assets af-
  ter reimbursement of expenses by Advisor....    0.90%     0.90%
0.90%(/1/)
 Ratio of net investment income to average
  net assets before reimbursement of expenses
  by Advisor..................................    3.11%     2.37%
1.90%(/1/)
 Ratio of net investment income to average
  net assets after reimbursement of expenses
  by Advisor..................................    3.74%     3.63%
3.09%(/1/)
 Portfolio turnover...........................   27.47%    42.81%
14.85%(/2/)

--------
   *CHICAGO TRUST MUNICIPAL BOND FUND commenced investment operations on
   December 13, 1993.
(/1/)Annualized.
(/2/)Not annualized.

                                    CHICAGO TRUST
                                  MONEY MARKET FUND
                             ----------------------------------
                               YEAR      YEAR          PERIOD
                              ENDED     ENDED           ENDED
                             10/31/96  10/31/95       10/31/94*
                             --------  --------       ---------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................  $   1.00  $   1.00       $   1.00
                             --------  --------       --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income.....      0.05      0.05           0.03
                             --------  --------       --------
   Total from investment
    operations.............      0.05      0.05           0.03
                             --------  --------       --------
 LESS DISTRIBUTIONS:
 From net investment in-
  come.....................     (0.05)    (0.05)         (0.03)
                             --------  --------       --------
   Total distributions.....     (0.05)    (0.05)         (0.03)
                             --------  --------       --------
NET ASSET VALUE, END OF PE-
 RIOD......................  $   1.00  $   1.00       $   1.00
                             ========  ========       ========
TOTAL RETURN...............      5.14%     5.56%
3.20%(/2/)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (in 000's)...............  $226,536  $206,075       $122,929
 Ratio of expenses to av-
  erage net assets before
  reimbursement of ex-
  penses by Advisor........      0.59%     0.63%
0.64%(/1/)
 Ratio of expenses to av-
  erage net assets after
  reimbursement of ex-
  penses by Advisor........      0.50%     0.43%(/3/)
0.40%(/1/)
 Ratio of net investment
  income to average net
  assets before
  reimbursement of
  expenses by Advisor......      4.93%     5.24%
3.49%(/1/)
 Ratio of net investment
  income to average net
  assets after reimburse-
  ment of expenses by Ad-
  visor....................      5.02%     5.44%
3.73%(/1/)

--------
  *CHICAGO TRUST MONEY MARKET FUND commenced investment operations on December
  14, 1993.
(/1/)Annualized.
(/2/)Not annualized.
(/3/)The Advisor's expense reimbursement level, which reduces the net expense ratio, changed from 0.40% to 0.50% on July 12, 1995.

PERFORMANCE MEASURES

  From time to time, the Funds may advertise performance measures as set forth under "PERFORMANCE OF THE FUNDS."

  Performance measures are based on historical earnings and are not intended to indicate future performance. Management's detailed discussion of the Company's performance data may be found in the most recent Annual Report to Shareowners, dated October 31, 1996, which is available upon request and without charge, by calling (800) 992-8151.

PORTFOLIO TURNOVER

  The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of units and by requirements which enable the Funds to receive favorable tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in the Funds, except for Chicago Trust Talon Fund in which it is not expected to exceed 150%. A high rate of portfolio turnover
(i.e., over 100%) may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the
Fund. Unless otherwise stated in this Prospectus or the Statement of Additional
Information, each Fund's investment policies are not fundamental and may be changed without shareowner approval. While a non-fundamental policy or restriction may be changed by the Trustees of the Company without shareowner approval, the Funds intend to notify shareowners before making any change in any such policy or restriction. Fundamental policies may not be changed without shareowner approval.

  The Funds strive to attain their investment objectives, but there can, of course, be no assurance that they will do so. Please refer to the policies and risk disclosures more fully described under "INVESTMENT STRATEGIES AND RISK
CONSIDERATIONS." Additional investment policies and restrictions are described in the Statement of Additional Information.

MONTAG & CALDWELL GROWTH FUND:

  MONTAG & CALDWELL GROWTH FUND seeks long-term capital appreciation consistent with investments primarily in a combination of convertible and non-convertible equity securities, convertible and non-convertible debt securities, and short-term instruments. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell selects equity securities that it believes are undervalued based upon the issuer's estimated earning power and ability to produce strong earnings growth over the next twelve to eighteen months. Issuers include, but are not limited to, established companies with a history of growth and companies that are expected to enter periods of earnings growth. Montag &
Caldwell may purchase securities of companies which do not pay dividends, but which are believed to have superior growth potential. The Fund may invest in securities listed on a stock exchange as well as those traded over-the-counter.

  While it is this Fund's policy to remain substantially invested in common stock or securities convertible into common stock, it may invest in non-convertible preferred stock and non-convertible debt securities. When Montag &
Caldwell has determined that adverse market and economic conditions warrant, the Fund may invest all or part of its assets in high-quality money market securities and repurchase agreements for temporary defensive purposes. The Fund may invest up to 30% of its total assets in foreign securities in the form of
American Depositary Receipts ("ADRs") and European Depositary
Receipts
("EDRs"), although it has no current intention of investing in unsponsored ADRs or EDRs. The Fund may also engage in futures and options transactions for hedging purposes. Such investments are generally considered to be derivative securities. These and other applicable investment activities with respect to this Fund are more fully described in the next section of this
Prospectus.

  Debt securities consist of obligations of the U.S. Government, its agencies or instrumentalities, obligations of U.S. companies and of U.S. banks such as bonds, debentures, mortgage- and other asset-backed securities, zero coupon bonds, and convertible debentures. The Fund will invest only in investment-grade debt securities which include those securities that are rated "Baa3" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB- " or better by
Standard & Poor's Corporation ("S&P"), or if not rated, of comparable quality in the opinion of Montag & Caldwell. The dollar weighted average quality of the debt securities rated by Moody's will be "A3" or better, the dollar weighted average quality of the investment-grade debt securities rated by S&P will be
"A" or better, and the dollar weighted average quality of unrated debt securities will be comparable, as determined by Montag & Caldwell. The Appendix contains an explanation of Moody's and S&P ratings. In the event a rated security held by the Fund is downgraded below an investment-grade rating by
Moody's or S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines will be in the best interests of the Fund and its shareowners.


CHICAGO TRUST GROWTH & INCOME FUND:

  CHICAGO TRUST GROWTH & INCOME FUND seeks long-term total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 65% of its total assets in securities which are designed to achieve growth and/or income. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks. The Fund may also invest a portion of its assets in debt securities that are not convertible into common stocks, which may include obligations of the U.S. Government, its agencies or instrumentalities, obligations of U.S. corporations, and obligations of U.S. banks. The portion of the Fund's total assets invested in equity type securities or debt securities will vary according to the Investment Advisor's assessment of longer-term conditions in the economy and the risk/return potential of equity, debt, and money market securities. This Fund's investment strategy will emphasize companies that, in the opinion of the portfolio management team, offer prospects for capital growth and growth of earnings and dividends. The Fund expects to invest primarily in securities currently paying dividends although it may buy securities that are not paying dividends but offer prospects for growth of capital or future income. If, in the Investment Advisor's judgment, the risk adjusted total return potential for equity securities exceeds that available from debt securities or money market securities, investments in equity securities could exceed 75% of the Fund's portfolio.

  While it is this Fund's policy to remain substantially invested in common stocks, preferred stocks, or securities convertible into common stocks, it may invest all or part of its total assets in high-quality money market securities and repurchase agreements for temporary defensive purposes when the Investment
Advisor has determined that adverse market and economic conditions so warrant.
The Fund may invest up to 20% of its total assets in foreign securities in the form of ADRs or EDRs, although it has no current intention of investing in unsponsored ADRs and EDRs. The Fund may write (sell) covered call options for investment purposes and may both purchase and sell options on stock indices for hedging purposes. The Fund may also enter into futures contracts and options on futures contracts. Such investments are generally considered to be derivative securities. These and other applicable investment activities with respect to this Fund are more fully described in the next section of this Prospectus.

  This Fund's investment in debt securities will be made primarily in those considered to be investment-grade. Investment-grade debt securities include those securities which are rated "Baa3" or better by Moody's or "BBB-" or better by S&P at the time of purchase, or, if unrated, are determined to be of comparable quality by the Investment Advisor. The Fund intends to limit its investment in debt securities rated lower than investment-grade to less than
10% of its assets. The Fund will not invest in securities rated lower than "B" by Moody's or S&P. Debt securities rated lower than investment-grade are commonly called "junk bonds" and are considered to have speculative characteristics. For an explanation of
Moody's and S&P's ratings, please see the Appendix. In the event a rated security held by the Fund is downgraded below a "B" rating by Moody's or S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines will be in the best interests of the Fund and its shareowners. The Fund will not invest in securities that are in default nor will the Fund invest in securities which, in the Investment Advisor's opinion, involve excessive risk.

CHICAGO TRUST TALON FUND:

  CHICAGO TRUST TALON FUND seeks long-term total return through capital appreciation. The Fund will invest primarily in stocks of companies with varying capitalization levels believed by Talon to have prospects for capital appreciation. These could include the equity securities of companies with total market capitalizations at the time of investment of less than $500 million and which are outside the Standard & Poor's 500 Index ("small-cap companies").
There are certain risks associated with investing in small-cap companies; first and foremost is their greater earnings and price volatility in comparison to large companies. The Fund may also invest in preferred stock and debt securities, including those which may be convertible into common stock.

  While under normal circumstances, the Fund will invest at least 75% of its total assets in securities designed to achieve capital growth, the Fund may invest all or part of its assets in U.S. Government securities, high-quality money market securities, and repurchase agreements for temporary defensive purposes when Talon has determined that adverse market and economic conditions so warrant. The Fund may invest up to 30% of its total assets in foreign securities in the form of ADRs or EDRs, although it has no current intention of investing in unsponsored ADRs and EDRs. The Fund may write (sell) covered options for investment purposes and may purchase and sell options on stock indices for hedging purposes. Such investments are generally considered to be derivative securities. These and other applicable investment activities with respect to this Fund are more fully described in the next section of this
Prospectus.

  This Fund's investment in debt securities will be made primarily in those considered to be investment-grade. Investment-grade debt securities include those securities which are rated "Baa3" or better by Moody's or "BBB-" or better by S&P at the time of purchase, or, if unrated, are determined to be of comparable quality by the Investment Advisor. This Fund may invest up to 20% of its total assets in debt securities rated lower than "Baa3" by Moody's or "BBB-
" by S&P. Such securities are commonly called "junk bonds" and are considered to have speculative characteristics. The Fund will not invest in securities rated lower than "B" by Moody's or "B" by S&P. For an explanation of Moody's and S&P's ratings, please see the Appendix. In the event a rated security held by the Fund is downgraded below a "B" by Moody's or S&P, the Sub-Investment
Advisor, under the general supervision of the Investment Advisor, shall promptly reassess the risks involved and take such actions as it determines are in the best interests of the Fund and its shareowners. The Fund will not invest in securities that are in default nor will the Fund invest in securities which, in the Investment Advisor's or Sub-Investment Advisor's opinion, involve excessive risk.

CHICAGO TRUST BALANCED FUND:

  CHICAGO TRUST BALANCED FUND seeks growth of capital with current income through asset allocation. The Fund seeks to achieve its objective by holding a varying combination of generally two or more of the following investment categories: common stocks (both dividend and non-dividend paying); preferred stocks; convertible preferred stocks; fixed income securities, including bonds and bonds convertible into common stocks; and short-term interest-bearing obligations. Allocation among asset classes will not be fixed, and portfolio strategies used will vary, according to the Investment Advisor's assessment of which asset class offers the greatest potential for maximizing capital appreciation from time to time. Although it is not the Fund's intent to trade for short-term profits, purchases and sales of securities will be made whenever the Investment Advisor deems it would contribute to the achievement of the
Fund's objective. The Fund will be invested in securities representing a number of different industry classifications and does not intend to concentrate its investments in a particular industry.

  Capital appreciation is pursued through investment in equity securities generally. It is anticipated that between 40% and 70% of the Fund's total assets will be invested in equity securities, including preferred stocks, and between 30% and 60% of its total assets will be invested in fixed income securities.

  Issuers include, but are not limited to, established companies with a history of growth and expected future growth. These could include the equity securities of companies with total market capitalizations at the time of investment of less than $500 million and which are outside the Standard & Poor's 500 Index
("small-cap companies"). There are certain risks associated with investing in small-cap companies; primarily their greater earnings and price volatility in comparison to large companies. The Fund may purchase securities of companies which do not pay dividends, but which are believed to have superior growth potential. The Fund may invest in securities listed on a stock exchange as well as those traded over-the-counter.

  The Fund generally invests in a combination of fixed income securities, including U.S. Government securities, debt securities, and convertible securities. Securities may have equity conversion privileges or other equity features, including attached warrants or rights. The Fund may invest in mortgage-backed securities and asset-backed securities. Asset-backed securities include consumer loans such as credit card receivables and installment loan contracts, and commercial loans such as equipment receivables. The purpose of investing in such fixed income securities is to produce a stable flow of income to offset the volatility normally associated with equity investments. The dollar weighted average maturity will range between three and ten years under normal circumstances.

  When, in the opinion of the Fund's Investment Advisor, a defensive investment posture is warranted, the Fund is permitted to invest temporarily and without limitations in U.S. Government obligations, high-quality money market securities, and repurchase agreements. The Fund may invest up to 30% of its total assets in foreign securities in the form of ADRs or EDRs, although it has no current intention of investing in unsponsored ADRs and EDRs. The Fund may write (sell) covered call options for investment purposes, may purchase and sell options on stock indices and engage in futures and options transactions for hedging purposes, may purchase portfolio securities on a when-issued basis, may purchase or sell portfolio securities for delayed delivery, and may invest in interest rate swaps for hedging purposes, which could subject the Fund to increased risks. Such investments are generally considered to be derivative securities. The Fund may also lend its portfolio securities. See "Derivative
Investments" and "General Risk Factors" under "INVESTMENT
STRATEGIES AND RISK
CONSIDERATIONS". These and other applicable investment activities with respect to this Fund are more fully described in the next section of this Prospectus.

  This Fund's investment in debt securities will be made primarily in those considered to be investment-grade. Investment-grade debt securities include those securities which are rated "Baa3" or better by Moody's or "BBB-" or better by S&P at the time of purchase, or, if unrated, are determined to be of comparable quality by the Investment Advisor. The Fund may invest up to 20% of its total assets in debt securities rated lower than "Baa3" by Moody's or "BBB-
" by S&P. Such securities are commonly called "junk bonds" and are considered to have speculative characteristics. See "High-Yield/High-Risk Securities" and
"General Risk Factors" under "INVESTMENT STRATEGIES AND RISK
CONSIDERATIONS".
The Fund will not invest in securities rated lower than "B" by Moody's or S&P.
For an explanation of Moody's and S&P's ratings, please see the Appendix. In the event a rated security held by the Fund is downgraded below a "B" by
Moody's or "B" by S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines are in the best interests of the Fund and its shareowners. The Fund will not invest in securities that are in default nor will the Fund invest in securities which, in the Investment
Advisor's opinion, involve excessive risk.

MONTAG & CALDWELL BALANCED FUND:

  MONTAG & CALDWELL BALANCED FUND seeks long-term total return through investment primarily in a combination of equity and debt securities, and short-term instruments. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis will be placed upon selection of particular investments as opposed to allocation of assets. The Fund will have a strategic target allocation of equity positions between 50% and 70% of total assets, but for temporary defensive purposes the Fund may reduce the actual equity commitment to 25% of total assets or less. From time to time, Montag & Caldwell will determine the expected total return to the Fund on its equity securities over a period of twelve to eighteen months as compared with the Fund's expected return during that period from fixed income investments and money market securities. If the expected total return from equities appears to be more attractive, the percentage invested in equity securities will be increased. If the expected total return from fixed income securities appears to be more attractive, the equity portion will be reduced.

  In seeking capital appreciation, the Fund may invest in common stocks and securities convertible into common stocks of established companies by selecting securities that are believed to be undervalued based upon their estimated earning power and ability to produce strong earnings growth over the next twelve to eighteen months. Income produced from the equity portion of the Fund will be of secondary importance. The equity portion of this Fund will consist of the same type of securities that will normally form the portfolio of the
MONTAG & CALDWELL GROWTH FUND.

  In seeking income, at least 25% of the Fund's total assets will be invested at all times in fixed income senior securities. The fixed income portion of the portfolio will be comprised of U.S. Government issuers, investment-grade debt securities, and preferred stock. The Fund may invest in mortgage-backed securities, asset-backed securities which include consumer loans such as credit card receivables and installment loan contracts, and commercial loans such as equipment receivables. The purpose of the fixed income securities will be to produce a stable flow of income to offset the volatility normally associated with equity investment. The dollar weighted average maturity will range between three and ten years under normal circumstances.

  When, in the opinion of Montag & Caldwell, a defensive investment posture is warranted, this Fund is permitted to invest temporarily and without limitations in U.S. Government obligations, high-quality money market securities, and repurchase agreements with respect to U.S. Government securities. The Fund may also invest up to 30% of its total assets in foreign securities in the form of
ADRs or EDRs, although it has no current intention of investing in unsponsored
ADRs and EDRs. In addition, the Fund is permitted to purchase portfolio securities on a when-issued basis, to purchase or sell portfolio securities for delayed delivery, to lend its portfolio securities, and to engage in futures and options transactions for hedging purposes. Such investments are generally considered to be derivative securities. These and other applicable investment activities with respect to this Fund are more fully described in the next section of this Prospectus.

  Debt securities consist of obligations of the U.S. Government, its agencies or instrumentalities, obligations of U.S. companies and of U.S. banks such as bonds, debentures, mortgage- and other asset-backed securities, zero coupon bonds, and convertible debentures. Investment-grade debt securities include those securities which are rated "Baa3" or better by Moody's or "BBB-" or better by S&P. The dollar weighted average quality of the debt securities rated by Moody's will be "A3" or better and the dollar weighted average quality of the investment-grade debt securities rated by S&P will be "A" or better. The dollar weighted average quality of unrated debt securities will be comparable, as determined by Montag & Caldwell. The Appendix contains an explanation of
Moody's and S&P ratings. In the event a rated security held by the Fund is downgraded below an investment-grade rating by Moody's or S&P, the Investment
Advisor will promptly reassess the risks involved and take such actions as it determines will be in the best interests of the Fund and its shareowners.

CHICAGO TRUST BOND FUND:

  CHICAGO TRUST BOND FUND seeks high current income consistent with what the
Investment Advisor believes to be prudent risk of capital. The Fund will primarily invest in a broad range of intermediate-term bonds and other fixed income securities. The Fund's dollar weighted average maturity will range between three and ten years under normal market conditions.

  This Fund will invest primarily in fixed income securities that are, at the time of purchase, of investment- grade. Investment-grade debt securities include those securities which are rated "Baa3" or better by Moody's or "BBB-" or better by S&P. These fixed income securities may include obligations of the
U.S. Government, its agencies or instrumentalities, obligations of U.S.
corporations, and obligations of U.S. banks. Under normal market conditions, at least 65% of the Fund's total assets will be invested in fixed income securities including intermediate investment-grade bonds, debentures, mortgage and other asset-related securities, zero coupon bonds, and convertible debentures. Other asset-backed securities include consumer loans such as credit card receivables and installment loan contracts, and commercial loans such as equipment receivables. The Fund may also invest in longer-term bonds as well as short-term notes, bills, commercial paper, and certificates of deposit. The
Fund's portfolio may include, but is not limited to: asset-backed securities;
bank obligations; collateralized bonds; loan and mortgage obligations;
commercial paper; corporate debt securities; foreign securities; private placements; repurchase agreements; savings and loan obligations; and U.S.
Government and agency obligations.

  When, in the opinion of the Investment Advisor, a defensive investment posture is warranted, this Fund is permitted to invest temporarily and without limitation in U.S. Government obligations, high-quality money market securities, and repurchase agreements with respect to U.S. Government securities. The Fund is permitted to purchase portfolio securities on a when-issued basis, to purchase or sell portfolio securities for delayed delivery, to engage in options transactions, futures contracts and related options for hedging purposes, and to invest in interest rate swaps, which could subject the
Fund to increased risks. Such investments are generally considered to be derivative securities. The Fund may also lend its portfolio securities. These and other applicable investment activities with respect to this Fund are more fully described in the next section of this Prospectus.

  This Fund may invest up to 20% of its total assets in fixed income securities which are rated lower than "Baa3" by Moody's or "BBB-" by S&P or, if unrated, will be determined to be of comparable quality by the Investment Advisor. These instruments are commonly called "junk bonds" and are considered to have speculative characteristics. The Fund will not invest in securities rated lower than "B" by Moody's or S&P. In the event a rated security held by the Fund is downgraded below "B" by Moody's or S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines will be in the best interests of the Fund and its shareowners. See the Appendix for a description of Corporate Debt Ratings. The Fund will not invest in securities that are in default nor will the Fund invest in securities which, in the
Investment Advisor's opinion, involve excessive risk.

CHICAGO TRUST MUNICIPAL BOND FUND:

  CHICAGO TRUST MUNICIPAL BOND FUND seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund will seek to achieve its objective by investing substantially all of its assets in a diversified portfolio of primarily intermediate-term municipal debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest from which is exempt from Federal income taxes. It is a fundamental policy of the Fund that, under normal market conditions, at least 80% of its total assets will be invested in municipal securities. The
Fund is expected to maintain a dollar weighted average maturity of between three and ten years under normal market conditions.

  This Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on securities, futures contracts and options on futures contracts, as more fully described in the next section of this Prospectus. Any gain derived by the Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareowners and will be taxable to shareowners as a combination of ordinary income and long-term capital gain. The Fund may also purchase floating and variable-rate municipal obligations, purchase municipal securities on a "when-issued" or "forward delivery" basis, enter into stand-by commitments and engage in short-term trading. Such investments are generally considered to be derivative securities. The Fund will invest at least 65% of its total assets in bonds which consist of obligations with a maturity of greater than one year.

  While this Fund does not intend to realize taxable investment income, the
Fund has the authority to invest as much as 20% of its total assets on a temporary basis in the following taxable securities: notes issued by or on behalf of incorporated issuers; obligations of the U.S. Government and its agencies or instrumentalities; commercial paper; bank certificates of deposit;
bankers' acceptances; and repurchase agreements for such securities. The Fund reserves the right to invest a greater portion of its assets in high-quality money market securities for temporary defensive purposes. The Fund may also invest up to 20% of its total assets in tax-exempt industrial development bonds and 5% of its total assets in municipal leases and participation therein. See descriptions below.

  This Fund may invest up to 20% of its assets in "AMT" bonds. AMT bonds are tax-exempt "private activity" bonds issued after August 7, 1986 whose proceeds are directed at least in part to a private, for-profit organization. While the income from AMT bonds is exempt from regular Federal income tax, it is a tax preference item for purposes of the "alternative minimum tax". The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

  This Fund may invest up to 20% of its total assets in municipal securities rated lower than "Baa3" by Moody's or "BBB-" by S&P. Such securities are commonly called "junk bonds" and are considered to have speculative characteristics. The Fund will not invest in securities rated lower than "B" by
Moody's or S&P. For an explanation of Moody's and S&P's ratings, please see the
Appendix. In the event a security held by the Fund is downgraded below a "B" by
Moody's or S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines are in the best interests of the Fund and its shareowners. The Fund will not invest in securities that are in default nor will the Fund invest in securities which, in the Investment
Advisor's opinion, involve excessive risk.

MUNICIPAL SECURITIES CONSIDERATIONS

  Municipal securities include municipal bonds, short-term municipal notes, and tax-exempt commercial paper. Municipal bonds are debt obligations issued to obtain funds for various public purposes that are exempt from Federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues which are normally issued by special purpose authorities.

  Industrial development bonds ("IDBs") and private activity bonds ("PABs") are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities being financed.
Participation interests are interests in municipal bonds, including IDBs and
PABs, and floating and variable-rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature is backed by an irrevocable letter of credit or guarantee of the bank.

  A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date, which is typically well in advance of the bond's maturity date. Short-term municipal notes and tax-exempt commercial paper include tax anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term loans.

  Yields on municipal securities depend on a variety of factors, including the general money market conditions, the conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation, the financial condition of the issuer and the rating of the issue.
The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. The issuer of a municipal obligation may make such payments from money raised through a variety of sources, including the issuer's general taxing power, a specific type of tax or a particular facility or project.

CHICAGO TRUST MONEY MARKET FUND:

  CHICAGO TRUST MONEY MARKET FUND seeks to provide for its shareowners as high a level of current income as is consistent with the principles of preservation of capital and maintenance of liquidity. The Fund will seek to achieve such objective by investing in a diversified portfolio of money market instruments.
It is the policy of the Fund to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, although there can be no assurance that it will do so. The dollar weighted average maturity of the portfolio can be no greater than 90 days. The Fund's shares are neither insured nor guaranteed by the U.S. Government.

  In order to attain its investment goal, the Fund will limit its investments to securities maturing in 397 days or less, such as, but not limited to:
certificates of deposit of banks and Federal savings banks; bankers' acceptances; corporate commercial paper; U.S. Government and agency securities;
and repurchase agreements with respect to the above instruments. The Fund may not invest more than 5% of its total assets in the securities of a single issuer, except U.S. Government securities.

  To be included in the Fund's portfolio of investments, each security must be denominated in United States dollars, be of minimal credit risk, and be high-quality. The Fund's investments are limited to those which, in accordance with standards established by the Trustees, are believed to present minimal credit risk. Therefore, the Fund will not purchase a security (other than U.S.
Government securities) unless the security is: (1) rated with the highest ratings assigned to short-term debt securities by at least two nationally recognized statistical rating agencies (or, if not rated or rated by only one agency, is determined to be of comparable quality by the Investment Advisor);
or (2) is rated by at least two such agencies within their two highest ratings assigned to short-term debt securities (or, if not rated or rated by only one agency, is determined to be of comparable quality by the Investment Advisor) and not more than 5% of the assets of the Fund would be invested in such securities. Determinations of comparable quality shall be made in accordance with procedures established by the Board of Trustees.

  Because of the high-quality and short maturity of the Fund's investments, the
Fund's yield may be lower than that of non-money market fixed income funds that invest in lower rated securities and securities of longer maturities. The yield on money market instruments is very sensitive to short-term lending conditions.
In addition, there is an element of risk in money market instruments since an issuer may become insolvent and default in meeting interest and principal payments.

  Please refer to the policies and risk disclosures, as well as the other specified practices with respect to all the Funds below in "INVESTMENT
STRATEGIES AND RISK CONSIDERATIONS."

                 INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

IN GENERAL

  Shareowners should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that the Funds' investment objectives will be attained.
Unless otherwise indicated, all percentage limitations governing the investments of the Funds apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage represented by such investment which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

GOVERNMENT OBLIGATIONS

  ALL FUNDS may invest in obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities to the extent described above.
Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of
Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage
Association ("FNMA"), are supported by the discretionary authority of the U.S.
Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some Government obligations may be issued as variable or floating-rate instruments.

  Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal.
However, due to fluctuations in interest rates, the market value of such securities may vary during the period of time the shareowner owns shares of the
Funds.

MONEY MARKET SECURITIES

  ALL FUNDS may invest in money market securities, including bank obligations and commercial paper. Bank obligations may include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit
Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S.
banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by CHICAGO TRUST MONEY MARKET FUND in non-negotiable time deposits are limited to no more than 5% of its total assets at the time of purchase.

  Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

  Investments in obligations of foreign branches of U.S. banks and of U.S.
branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S.
branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Advisor believes that the credit risk with respect to the investment is minimal.

  Commercial paper may include variable and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market.
However, in the case of variable and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating-rate obligation defaulted on its payment obligation, a

Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating-rate instruments could reduce portfolio liquidity.

BORROWING

  ALL FUNDS may not borrow money or issue senior securities, except as described in this paragraph. Each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. The Funds may not mortgage, pledge, or hypothecate any assets, except that each Fund may mortgage, pledge, or hypothecate its assets in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. The Funds may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. No Fund will borrow money in excess of
25% of the value of its total assets. The Funds have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
300%.

ILLIQUID SECURITIES

  ALL FUNDS may invest up to 15% (10% in the case of CHICAGO TRUST
MONEY MARKET
FUND) of their respective net assets in securities which are illiquid. Illiquid securities will generally include, but are not limited to: repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; interest rate, currency and mortgage swap agreements; interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

REPURCHASE AGREEMENTS

  ALL FUNDS may enter into repurchase agreements pursuant to which a Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from the Fund at a later date at a fixed price. Repurchase agreements are considered, under the 1940
Act, to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. A Fund must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable.

REVERSE REPURCHASE AGREEMENTS

  ALL FUNDS may enter into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account consisting of cash or liquid securities having a value at least equal to the resale price.
Reverse repurchase agreements are considered to be borrowings by the Fund, and as such are subject to the investment limitations discussed above under the sub-section titled "Borrowing."

RULE 144A SECURITIES

  ALL FUNDS may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with
Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Investment Advisor or Sub-Investment
Advisor, under guidelines approved by the Company's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING

  ALL FUNDS may seek additional income from time to time by lending their respective portfolio securities on a short-term basis to banks, brokers and dealers under agreements. Loans of portfolio securities by each Fund will be collateralized by cash held in non-interest bearing demand accounts, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which will be maintained at all times in an amount equal to the current market value of the loaned securities. No Fund may make such loans in excess of 25% of the value of its total assets. The major risk to which the Funds would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Fund will only enter into loan arrangements after a review by the Investment Advisor, subject to overall supervision by the Board of Trustees, including a review of the creditworthiness of the borrowing broker-dealer or other institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Investment Advisor.

SECURITIES OF OTHER INVESTMENT COMPANIES

  ALL FUNDS may invest in securities issued by other investment companies which invest in securities in which the particular Fund is permitted to invest and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition, each Fund may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include limits to its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the
Fund or Funds as a whole. The Funds are subject to additional limitations in these purchases as described under "INVESTMENT RESTRICTIONS" in the Statement of Additional Information. As a shareowner of another investment company, each
Fund would bear, along with other shareowners, its pro rata portion of the such investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

SHORT-TERM TRADING

  ALL FUNDS may engage in short-term trading. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase a Fund's portfolio turnover rate and the expenses incurred in connection with such trading.

HIGH-YIELD/HIGH-RISK SECURITIES

  ALL FUNDS EXCEPT MONTAG & CALDWELL GROWTH FUND, MONTAG &
CALDWELL BALANCED
FUND and CHICAGO TRUST MONEY MARKET FUND may invest in securities with high yields and high risks. Fixed income securities which are rated below "Baa3" by
Moody's or "BBB-" by S&P, frequently referred to as "junk bonds", are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. Such securities are subject to a substantial degree of credit risk. CHICAGO TRUST GROWTH & INCOME
FUND may invest up to 10% of its assets in such securities.
CHICAGO TRUST TALON
FUND, CHICAGO TRUST BALANCED FUND, CHICAGO TRUST BOND FUND, and
CHICAGO TRUST
MUNICIPAL BOND FUND may each invest up to 20% of their respective assets in such securities.

  Medium- and low-grade bonds may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities.
Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect a Fund's net asset value per share. There can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn.

  Please see "General Risk Factors" below and refer to the Statement of
Additional Information for a more detailed discussion of the applicable risk considerations.

ASSET-BACKED SECURITIES

  ALL FUNDS EXCEPT MONTAG & CALDWELL GROWTH FUND, CHICAGO TRUST
TALON FUND and
CHICAGO TRUST MONEY MARKET FUND may invest in asset-backed securities which represent interests in, or are secured by and payable from, pools of government, government-related and private organizations of assets, such as consumer loans, credit card receivable securities and installment loan contracts. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Please see "General Risk Factors" below and refer to the
Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

MORTGAGE-BACKED SECURITIES

  ALL FUNDS EXCEPT MONTAG & CALDWELL GROWTH FUND, CHICAGO TRUST
TALON FUND and
CHICAGO TRUST MONEY MARKET FUND may invest in mortgage-backed securities which represent interests in, or are secured by and payable from, pools of mortgage loans, including collateralized mortgage obligations. These securities may be
U.S. Government mortgage-backed securities, which are issued or guaranteed by a
U.S. Government agency or instrumentality (though not necessarily backed by the full faith and credit of the United States), such as GNMA, FNMA, and Federal
Home Loan Mortgage Corporation certificates. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. Please see
"General Risk Factors" below and refer to the Statement of Additional
Information for a more detailed discussion of the applicable risk considerations.

STRIPPED MORTGAGE SECURITIES

  ALL FUNDS EXCEPT MONTAG & CALDWELL GROWTH FUND, CHICAGO TRUST
TALON FUND and
CHICAGO TRUST MONEY MARKET FUND may purchase participations in trusts that hold
U.S. Treasury and agency securities and may also purchase zero coupon U.S.
Treasury obligations, Treasury receipts and other stripped securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Funds will only invest in government-backed mortgage securities. The Investment Advisor will consider liquidity needs of a Fund when any investment in zero coupon obligations is made. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed; accordingly, certain of these securities which are backed by other than fixed rate mortgages may be deemed to be illiquid. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

FOREIGN SECURITIES

  ALL FUNDS EXCEPT CHICAGO TRUST BOND FUND, CHICAGO TRUST MUNICIPAL BOND FUND and CHICAGO TRUST MONEY MARKET FUND may invest in foreign securities.
Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S.
domestic issuers. Such risks include: political, social or economic instability in the country of the issuer; the difficulty of predicting international trade patterns; the possibility of the imposition of exchange controls; expropriation; limits on removal of currency or other assets; nationalization of assets; foreign withholding and income taxation; and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S.
Government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to
U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S.
Confiscatory taxation or diplomatic developments could also affect investment in those countries.

  In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

  For many foreign securities, U.S. dollar-denominated American
Depositary
Receipts, or ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The above Funds may also invest in European Depositary Receipts, or EDRs, which are receipts evidencing an arrangement with a European bank similar to that for
ADRs and are designed for use in the European securities markets.

  Certain ADRs and EDRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareowner communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareowner communications and passes through the voting rights.

DERIVATIVE INVESTMENTS

  The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, or a specific security, or an index of securities. As is the case with other types of investments, a Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of a derivative instrument and the Fund's overall portfolio.

  Each Fund permitted the use of derivatives may engage in such practices for hedging purposes, or to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Fund will engage in derivative investments purely for speculative purposes. A Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Investment Advisor to be consistent with the Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Fund's other portfolio investments.

  Where not specified, investment limitations with respect to a Fund's derivative instruments will be consistent with such Fund's existing percentage limitations with respect to its overall investment policies and restrictions.
While not a fundamental policy, the total of all instruments deemed derivative in nature by the Investment Advisor will generally not exceed 20% of total assets for any Fund which is permitted the use of such instruments; however, as this policy is not fundamental, it may be changed from time to time when deemed appropriate by the Board of Trustees. Listed below, including risks and policies with respect thereto, are the types of securities in which certain
Funds are permitted to invest which are considered by the Investment Advisor to be derivative in nature.

1. OPTIONS:

  ALL FUNDS, EXCEPT CHICAGO TRUST MONEY MARKET FUND, may engage in options, including those described below.

  A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. A Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of such
Fund's total assets. A Fund will only sell or write call options on a covered basis (e.g. on securities it holds in its portfolio).

  A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period, and the writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. A Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed

20% of a Fund's total assets. A Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be held in a segregated account for such options. A Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, a Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to a Fund's total return. A Fund may lose potential market appreciation if the judgment of its Investment Advisor or Sub-
Investment Advisor is incorrect with respect to interest rates, security prices or the movement of indices.

  An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

  Closing transactions essentially let a Fund offset put options or call options prior to exercise or expiration. If a Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

  A Fund may use options traded on U.S. exchanges, and to the extent permitted by law, options traded over-the-counter. It is the position of the Securities and Exchange Commission ("SEC") that over-the-counter options are illiquid.
Accordingly, a Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities. Please see "General
Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

2. FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES, AND DELAYED-
DELIVERY
TRANSACTIONS:

  ALL FUNDS, EXCEPT CHICAGO TRUST MONEY MARKET FUND, may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery, or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a
Fund would generally purchase securities on a when-issued, delayed-delivery, or forward commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if its Investment Advisor or
Sub-Investment Advisor deems it appropriate to do so. Please see
"General Risk
Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

3. FUTURES CONTRACTS AND RELATED OPTIONS:

  ALL FUNDS, EXCEPT CHICAGO TRUST MONEY MARKET FUND, may engage in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, a Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets, after taking into account unrealized profits and unrealized losses on any such contracts. At maturity, a futures contract obligates a Fund to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

  Any gain derived by the Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareowners and will be taxable to shareowners as a combination of ordinary income and long-term capital gain.

  A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the market is expected to decline, a Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund's position in a futures contract or option thereon, a Fund will create a segregated account of cash or liquid securities, or will otherwise cover its position in accordance with applicable requirements of the SEC. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

4. INTEREST RATE SWAPS:

  Only CHICAGO TRUST BALANCED FUND, CHICAGO TRUST BOND FUND, and
CHICAGO TRUST
MUNICIPAL BOND FUND, in order to help enhance the value of their respective portfolios, or manage exposure to different types of investments, may enter into interest rate, currency, and mortgage swap agreements and may purchase and sell interest rate "caps", "floors", and "collars".

  In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount in return for payments equal to a fixed interest rate on the same amount for a specified period. Swaps involve the exchange between a Fund and another party of their respective rights to receive interest, e.g., an exchange of fixed-rate payments for floating-rate payments. For example, if a Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed-rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect a Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates. A Fund will enter into interest rate swaps only on a net basis
(i.e. the two payment streams will be netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Company's custodian bank.

  Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Please see
"General Risk Factors" below and refer to the Statement of Additional
Information for a more detailed discussion of the applicable risk considerations.

GENERAL RISK FACTORS

1. OPTIONS, FUTURES, AND FORWARD CONTRACTS:

  ALL FUNDS, EXCEPT CHICAGO TRUST MONEY MARKET FUND, may engage in such investment practices. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the securities held by a Fund and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) the Investment Advisor's or the Sub-Investment
Advisor's inability to predict correctly the direction of security prices, interest rates and other economic factors. For a further discussion, see
"INVESTMENT POLICIES AND RISK CONSIDERATIONS" in the Statement of
Additional
Information.

2. FIXED INCOME INVESTING:

  ALL FUNDS, EXCEPT CHICAGO TRUST MONEY MARKET FUND, may engage in fixed income investment practices. There are two principal types of risks associated with investing in debt securities: (1) market (or interest rate) risk and (2) credit risk.

  Market risk relates to the change in market value caused by fluctuations in prevailing rates, while credit risk relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. The value of debt securities will normally increase in periods of falling interest rates; conversely, the value of these instruments will normally decline in periods of rising interest rates.

  In an effort to obtain maximum income consistent with its investment objective, each of the above Funds may, at times, change the average maturity of its investment portfolio, consistent with a three- to ten-year weighted average maturity range, by investing a larger portion of its assets in relatively longer-term obligations when periods of declining interest rates are anticipated and, conversely, emphasizing shorter- and intermediate- term maturities when a rise in interest rates is indicated.

  Credit risk refers to the possibility that a bond issuer will fail to make timely payments of interest or principal. The ability of an issuer to make such payments could be affected by general economic conditions, litigation, legislation or other events including the bankruptcy of the issuer. For a further discussion, see "INVESTMENT POLICIES AND RISK
CONSIDERATIONS" in the
Statement of Additional Information.

                            MANAGEMENT OF THE FUNDS

THE BOARD OF TRUSTEES

  Under Delaware law, the business and affairs of the Company are managed under the direction of the Board of Trustees. The Statement of Additional Information contains the name of each Trustee and background information regarding the
Trustees.

THE CHICAGO TRUST COMPANY

  The Chicago Trust Company ("Chicago Trust") provides investment advisory services to CHICAGO TRUST GROWTH & INCOME FUND; CHICAGO TRUST BALANCED FUND;
CHICAGO TRUST BOND FUND; CHICAGO TRUST MUNICIPAL BOND FUND;
CHICAGO TRUST MONEY
MARKET FUND; AND CHICAGO TRUST TALON FUND, with Talon Asset
Management, Inc.
serving as Sub-Advisor for that Fund. Pursuant to Investment
Advisory
Agreements with the Company, Chicago Trust provides an investment program for certain of the Funds in accordance with their respective investment policies, limitations and restrictions, and furnishes executive, administrative and clerical services required for the transaction of each Fund's business.

  Chicago Trust managed approximately $6.0 billion in assets at December 31,
1996, consisting primarily of pension and profit sharing accounts, and accounts of high net worth individuals, families and insurance companies. Chicago Trust, an Illinois corporation, is an indirect and wholly-owned subsidiary of
Alleghany Corporation. Alleghany Corporation, located at Park
Avenue Plaza, New
York City, New York 10055, is engaged through its subsidiaries in the business of title insurance, reinsurance, other financial services and industrial minerals.

  For providing investment advisory services, the Funds have agreed to pay
Chicago Trust a monthly fee at the following annual rates, exclusive of voluntary fee waivers, based on their respective average daily net assets:
CHICAGO TRUST GROWTH & INCOME FUND'S fee is 0.70%; CHICAGO TRUST TALON FUND'S fee is 0.80%, which is higher than the advisory fees paid by most other funds;
however, this fee is comparable with those of other mutual funds with similar investment objectives; CHICAGO TRUST BALANCED FUND'S fee is 0.70%; CHICAGO
TRUST BOND FUND'S fee is 0.55%; CHICAGO TRUST MUNICIPAL BOND
FUND'S fee is
0.60%; and CHICAGO TRUST MONEY MARKET FUND'S fee is 0.40%.

  Chicago Trust has voluntarily undertaken to reduce its advisory fee and to reimburse CHICAGO TRUST GROWTH & INCOME FUND, CHICAGO TRUST TALON FUND, CHICAGO
TRUST BALANCED FUND, CHICAGO TRUST BOND FUND, CHICAGO TRUST
MUNICIPAL BOND
FUND, and CHICAGO TRUST MONEY MARKET FUND for operating expenses in excess of
1.10%, 1.30%, 1.10%, 0.80%, 0.90%, and 0.50%, respectively. Such fee
reimbursements may be terminated or reduced at the discretion of Chicago Trust.
Operating expenses for fee waiver/expense reimbursement purposes do not include interest, taxes, brokerage charges, litigation or extraordinary items.

MONTAG & CALDWELL, INC.

  The Investment Advisor for MONTAG & CALDWELL GROWTH FUND and
MONTAG &
CALDWELL BALANCED FUND is Montag & Caldwell, Inc. ("Montag & Caldwell"), a registered investment advisor located at 1100 Atlanta Financial Center, 3343
Peachtree Road, Atlanta, Georgia 30326-1450. As of December 31,
1996 , Montag &
Caldwell managed over $8.5 billion in assets, primarily for employee benefit, endowment, charitable and other institutional clients, as well as high net worth individuals. Montag & Caldwell was founded in 1945 and is an indirect, wholly-owned subsidiary of Alleghany Corporation.

  Pursuant to Investment Advisory Agreements with the Company,
Montag &
Caldwell provides an investment program for each of these Funds in accordance with their respective investment policies, limitations and restrictions, and furnishes executive, administrative and clerical services required for the transaction of each Fund's business.

  For providing investment advisory services, each Fund managed by Montag &
Caldwell has agreed to pay a monthly fee at the following annual rates based on each Fund's average daily net assets. MONTAG & CALDWELL GROWTH FUND'S fee is
0.80%, which is higher than the advisory fees paid by most other funds;
however, this fee is comparable with those of other mutual funds with similar investment objectives. MONTAG & CALDWELL BALANCED FUND'S fee is 0.75%, which is higher than the advisory fees paid by most other funds; however, this fee is comparable with those of other mutual funds with similar investment objectives.

  Montag & Caldwell has voluntarily undertaken to reimburse MONTAG
& CALDWELL
GROWTH FUND and MONTAG & CALDWELL BALANCED FUND for operating expenses (as defined previously) in excess of 1.30%, and 1.25%, respectively. Such fee reimbursements and waivers may be terminated at the discretion of Montag &
Caldwell.

TALON ASSET MANAGEMENT, INC.

  Talon Asset Management, Inc., One North Franklin, Chicago, Illinois 60606, the Sub-Investment Advisor for CHICAGO TRUST TALON FUND only, is a registered investment advisor, established in 1984. As of December 31, 1996, Talon managed over $356 million in assets, primarily for high net worth individuals, trusts, charitable foundations, employee benefit plans and family partnerships. Talon is controlled by Terry D. Diamond, its Chairman and Chief Executive Officer, who is also the Chairman of Talon Securities, Inc., a registered broker-dealer and an affiliate of Talon Asset Management, Inc. Talon Securities is paid brokerage commissions for transactions it executes for CHICAGO TRUST TALON
FUND. Talon has been retained by Chicago Trust pursuant to a sub-investment advisory agreement to provide an investment program for CHICAGO TRUST TALON
FUND, subject to supervision of Chicago Trust, in accordance with the objective and policies of the Fund. For months in which the Fund's average daily net assets exceed $18 million, the Investment Advisor will pay the Sub-Advisor a fee equal to 68.75% of the management fee that the Investment Advisor receives from the Fund, net of any expense reimbursement. For months in which the Fund's average daily net assets are $18 million or less, the Sub-Advisor will receive no fee.

  Prior to the commencement of operations of CHICAGO TRUST TALON
FUND on
September 19, 1994, Talon Asset Management's investment management history did not include experience with respect to advising investment companies.

                          PORTFOLIO MANAGEMENT METHODS

INVESTMENT MANAGEMENT TEAMS

  Investment decisions for the Funds are made by investment management teams at the respective Advisors (or Sub-Advisor for CHICAGO TRUST TALON
FUND). The
teams are headed by the following portfolio managers: Jerold L.
Stodden for
CHICAGO TRUST GROWTH & INCOME FUND, Bernard Myszkowski for CHICAGO
TRUST
BALANCED FUND, Thomas J. Marthaler for CHICAGO TRUST BOND FUND,
Lois A.
Pasquale for CHICAGO TRUST MUNICIPAL BOND FUND, Fred H. Senft, Jr.
for CHICAGO
TRUST MONEY MARKET FUND, Ronald E. Canakaris for MONTAG & CALDWELL GROWTH FUND and MONTAG & CALDWELL BALANCED FUND, and Terry D. Diamond for CHICAGO TRUST
TALON FUND.

THE CHICAGO TRUST COMPANY

  Chicago Trust manages debt securities around a benchmark maturity reference point. Emphasis is placed upon diversification, issuer credit analysis, sector rotation, and security selection. A portfolio's average maturity is normally kept within +/-25% of the benchmark. Market timing is not employed, but maturities are gradually adjusted within the prescribed limits based upon the longer-term outlook for bond returns. Research concentrates on sector analysis, credit quality research, and careful security selection. Credit research is performed internally to identify improving or deteriorating credit situations using sources such as Moody's, S&P, and Duff & Phelps. Credit spreads among various quality, maturity, and group characteristics are monitored to determine pricing inefficiencies. Purchase and sale activity is driven by the results of sector analysis, credit research and interest rate outlook.

  The equity performance objective is to produce returns above the S&P 500
Index over the long-term. Stock selection is the critical component of the equity philosophy. Chicago Trust purchases stocks in companies believed to have superior financial strength and proven growth characteristics. The equity style concentrates on quality and growth. Risk is monitored through key valuation techniques. A strict sell discipline is employed, although the focus is on the long-term.

  The investment decision-making process begins with a series of fundamental
"screens", where the Investment Advisor identifies approximately 300 companies which in certain respects exceed the average characteristics over the past five years of the companies included in the S&P 500 Index. These characteristics include: (i) sales and operating earnings greater than the S&P 500; (ii) more stable earnings growth rates; (iii) lower debt levels than the S&P 500; (iv)
higher return on equity; (v) market capitalization over $400 million; and (vi) a lower price to earnings ratio. Chicago Trust selects securities believed to have superior relative strength and technical patterns.

  A key component of the equity process is the sell discipline.
Chicago Trust
looks for sale candidates when one or more of the following criteria exist: (i) deteriorating company fundamentals; (ii) the stock no longer meets our purchase criteria; (iii) the stock's relative strength drops below a critical threshold;
and (iv) technically, the stock appears vulnerable to further decline.

MONTAG & CALDWELL, INC.

  The Montag & Caldwell equity performance objective is to produce solid returns over the long-term. Equity portfolios are managed with a fundamental selection process in which valuation of the long-term earning power of the company is interrelated with expected rate of growth in short-term reported earnings for that company. Among the factors important in the valuation process are: the estimated per share earning power of the company's assets; return on equity; long-term estimated reported earnings growth rate; financial strength;
capital structure; competitive position; and quality of management. Securities are selected based upon extensive research and seasoned judgment of experienced professionals. Industry group weightings and asset allocation are incorporated in the selection process.

  Mr. Ronald E. Canakaris, President and Chief Investment Officer of Montag &
Caldwell, Inc. since 1984, manages the investment program of MONTAG & CALDWELL
GROWTH FUND. He is primarily responsible for the day-to-day management of the
Fund's portfolio. Mr. Canakaris, a Chartered Financial Analyst, has been a portfolio manager and the Director of Research at Montag & Caldwell since 1973.
He has been the portfolio manager and primarily responsible for making the investment decisions of the ENTERPRISE GROWTH FUND since 1980. The ENTERPRISE
GROWTH FUND had net assets of $201.2 million as of December 31, 1996. Average annual returns for the one-year, three-year, five-year, ten-year and since inception periods ended December 31, 1996 compared with the performance of the
Standard & Poor's 500 Composite Stock Price Index were:


ENTERPRISE GROWTH
                         MONTAG & CALDWELL ENTERPRISE GROWTH
FUND-          S&P 500
                          GROWTH FUND (1)    FUND (1), (3)   NET
OF LOAD (2), (3) INDEX (4)
                         ----------------- ----------------- -----
--------------- ---------
One Year................       32.72%            32.60%
26.30%          22.95%
Since 11/2/94*..........       31.23             31.32
28.41           26.67
Three Years.............         --              22.49
20.53           19.66
Five Years..............         --              16.69
15.56           15.20
Ten Years...............         --              16.54
15.97           15.28

--------
* MONTAG & CALDWELL GROWTH FUND commenced investment operations on November 2,
   1994.
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) Average annual total return reflects changes in the share prices and reinvestment of dividends and distributions and is net of fund expenses and the front-end sales load of 4.75%. This column reflects load-adjusted returns, which are net of this front-end load.
(3) The expense ratio of ENTERPRISE GROWTH FUND has been capped at 1.60% from
    January 1, 1990 through December 31, 1996. From September 15,
1987 to
    December 31, 1989, the expense ratio was capped at 2.50%; from January 1,
    1987 through September 15, 1987, the expense ratio was capped at 1.50%. For each of the years 1987 through 1993, a portion of the ENTERPRISE GROWTH
    FUND'S expenses were reimbursed. The expense ratio of the MONTAG & CALDWELL
    GROWTH FUND has been capped at 1.30% from inception on November 2, 1994 through December 31, 1996.
(4) The Standard & Poor's 500 Composite Price Index is an unmanaged index of common stocks that is considered to be generally representative of the
    United States stock market. The Index is adjusted to reflect reinvestment of dividends.

  The investment objectives, policies and strategies of the ENTERPRISE GROWTH
FUND are substantially similar in all material aspects to the MONTAG & CALDWELL
GROWTH FUND. Historical performance is not indicative of future performance.
The ENTERPRISE GROWTH FUND is a separate fund and its historical performance is not indicative of the past or future performance of the MONTAG & CALDWELL
GROWTH FUND. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

TALON ASSET MANAGEMENT, INC.

  Evaluating the business prospects of individual companies is the core of
Talon's analytical approach. The value of stocks will be measured by: earnings
potential; cash flow; dividend growth; book value; and other financial
criteria. Talon prefers dynamics of growth, but a reluctance to pay excessive
premiums for growth is implicit in its management style. The preference is
always for a better business rather than mediocrity at an apparent attractive
valuation. Preferred stocks and debt securities may be used to decrease
volatility and capital risk of the portfolio.

                          ADMINISTRATION OF THE FUNDS

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

  Chicago Trust (the "Administrator") acts as the Company's Administrator pursuant to an Administration Agreement with the Company. For services provided as Administrator, Chicago Trust receives a fee at the annual rate of: 0.060% of the first $2 billion of average daily net assets; 0.045% of the average daily net assets between $2 billion and $3.5 billion and 0.040% of the average daily net assets in excess of $3.5 billion. Chicago Trust also receives a custody liaison fee equal to an annual fee per Fund of $10,000 for average daily net assets up to $100 million, $15,000 for average daily net assets between $100 million and $500 million, and $20,000 for average daily net assets in excess of
$500 million.

  Pursuant to a Sub-Administration Agreement, First Data Investor
Services
Group, Inc. (the "Sub-Administrator"), 53 State Street, Boston,
Massachusetts
02109, acts as Sub-Administrator and receives a fee equal to that received by the Administrator as set out above. The Sub-Administrator also receives a custody liaison fee from Chicago Trust equal to that received by the
Administrator as set out above.

  The services provided to the Funds under these Agreements include:
coordinating and monitoring of any third parties furnishing services to the
Funds; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Funds; preparing, filing and distributing proxy materials, periodic reports to shareowners, registration statements and other documents; and responding to shareowner inquiries.

  The Sub-Administrator also performs certain accounting and pricing services for the Funds, including the daily calculation of the Funds' respective net asset values.

THE TRANSFER AGENT

  First Data Investor Services Group, Inc. (the "Transfer Agent"),
4400
Computer Drive, Westborough, Massachusetts 01581, performs the following duties in its capacity as Transfer Agent to each Fund: maintains the records of each shareowner's account; answers shareowner inquiries concerning accounts;
processes purchases and redemptions of Fund shares; acts as dividend and distribution disbursing agent; and performs other shareowner service functions.
Shareowner inquiries should be addressed to the Transfer Agent at
(800) 992-
8151.

THE DISTRIBUTOR

  First Data Distributors, Inc. (the "Distributor"), 4400 Computer
Drive,
Westborough, Massachusetts 01581, is the principal underwriter and distributor of the Funds pursuant to a distribution agreement with the Funds.

THE CUSTODIAN

  Bankers Trust Company (the "Custodian"), 16 Wall Street, New
York, New York
10005, is Custodian for the cash and securities of each Fund.

EXPENSES

  Expenses attributable to the Company, but not to a particular Fund, will be allocated to each Fund thereof on the basis of relative net assets. Similarly, expenses attributable to a particular Fund, but not to a particular class thereof, will be allocated to each class thereof on the basis of relative net assets. General Company expenses may include but are not limited to: insurance premiums; Trustee fees; expenses of maintaining the Company's legal existence;
and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees; brokerage commissions; registration of Fund shares with the SEC and notification fees to the various state securities commissions;
fees of the Funds' Custodian, Administrator, Sub-Administrator and Transfer
Agent or other "service providers"; costs of obtaining quotations of portfolio securities; and pricing of Fund shares.

  Class-specific expenses relating to distribution fee payments associated with a Rule 12b-1 plan for a particular class of shares and any other costs relating to implementing or amending such plan (including obtaining shareowner approval of such plan or any amendment thereto) will be borne solely by shareowners of such class or classes. Other expense allocations which may differ among classes, or which are determined by the Trustees to be class-specific, may include but are not limited to: printing and postage expenses related to preparing and distributing required documents such as shareowner reports, prospectuses, and proxy statements to current shareowners of a specific class;
SEC registration fees and state "blue sky" fees incurred by a specific class;
litigation or other legal expenses relating to a specific class; expenses incurred as a result of issues relating to a specific class; and different transfer agency fees attributable to a specific class.

  Notwithstanding the foregoing, the Investment Advisor or other service provider may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.

                               PURCHASE OF SHARES

IN GENERAL

  Shares of each Fund may be purchased directly from the Fund at the net asset value next determined after receipt of the order in proper form by the Transfer
Agent. Shares of the Funds may be purchased through broker-dealers, banks and trust departments which may charge the investor a transaction fee or other fee for their services at time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Funds.

  The minimum initial investment for regular accounts (other than Individual
Retirement Accounts ("IRAs") and Uniform Gift to Minor Accounts
("UGMAs")) is
$2,500 for each Fund, and the minimum subsequent investment is $50, except for accounts opened through a fund network. In such case, the minimums of the fund network will apply. The minimum initial investment for IRAs and UGMAs is $500, and the minimum subsequent investment for IRAs and UGMAs is $50. The minimum initial and subsequent investment for those enrolled in the Automatic
Investment Plan is $50. There is no sales load or charge in connection with the purchase of shares. The Company reserves the right to reject any purchase order and to suspend the offering of shares of any Fund. Each Fund also reserves the right to vary the initial and additional investment minimums, or to waive the minimum investment requirements for any investor.

  Purchase orders for shares of a Fund which are received by the Transfer Agent in proper form, including money order, check or bank draft by the regular closing time of the New York Stock Exchange ("NYSE") (currently 4:00 p.m.
Eastern time) will be purchased at such Fund's net asset value determined that day, except that orders and payment for CHICAGO TRUST MONEY MARKET FUND must be received by 1:00 p.m. Eastern time. For CHICAGO TRUST MONEY MARKET FUND, your purchase will be processed at the net asset value calculated after your investment has been converted to federal funds. If you invest by check, or non-federal funds wire, allow one business day after receipt for conversion into federal funds. Checks must be made payable to "CT&T FUNDS." If you wire money in the form of federal funds, your money will be invested at the share price next determined after receipt of the wire. Except for CHICAGO TRUST MONEY
MARKET FUND, orders for shares received in proper form after 4:00 p.m. will be priced at the net asset value determined on the next day that the NYSE is open for trading.

  MONTAG & CALDWELL GROWTH FUND offers two classes of shares. Only Class N shares may be purchased under this Prospectus.

  Each Fund may accept telephone orders from broker-dealers or service organizations which have been previously approved by a Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for same to the Company.

  Purchases may be made in one of the following ways:

INITIAL PURCHASES BY MAIL

  Shares of each Fund may be purchased initially by completing the application accompanying this Prospectus and mailing it to the Transfer Agent, together with a check payable to "CT&T FUNDS", c/o First Data Investor Services Group,
Inc., P.O. Box 5164, Westborough, Massachusetts 01581. The Funds will not accept third party checks for the purchase of shares. Third party checks are those that are made out to someone other than the Fund and are endorsed over to the Fund.

INITIAL PURCHASES BY WIRE

  An investor desiring to purchase shares of any Fund by wire should call the
Transfer Agent first at (800) 992-8151 and request an account number and furnish the Fund with your tax identification number. Following such notification to the Transfer Agent, federal funds and registration instructions should be wired through the Federal Reserve System to:

                          BOSTON SAFE DEPOSIT & TRUST
                                ABA # 011001234
                                FOR: CT&T Funds
                                   A/C 140414
                             FBO "SHAREOWNER NAME"
                          "SHAREOWNER ACCOUNT NUMBER"

  A completed application with signature(s) of registrant(s) must be filed with the Transfer Agent immediately subsequent to the initial wire.
Investors should
be aware that some banks may impose a wire service fee.

SUBSEQUENT INVESTMENTS

  Once an account has been opened, subsequent purchases in the minimum amounts may be made by mail, bank wire, exchange or by telephone. When making additional investments by mail, simply return the remittance portion of a previous confirmation with your investment in the envelope provided. Your check must be made payable to "CT&T FUNDS" and mailed to the CT&T Funds, P.O. Box
5163, Westborough, MA 01581.

  All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. In order to help ensure the receipt of good funds, the Trust reserves the right to delay sending your redemption proceeds up to 15 days if you purchased shares by check. A charge
($20 minimum) will be imposed if any check used for the purchase of shares is returned. The Funds and the Transfer Agent reserve the right to reject any purchase order in whole or in part.

                               EXCHANGE OF SHARES

IN GENERAL

  Shares of any of the Funds within the Company may be exchanged for shares of the same class of any of the other Funds within the Company. The Company currently consists of the following Funds: MONTAG & CALDWELL GROWTH FUND,
CHICAGO TRUST GROWTH & INCOME FUND, CHICAGO TRUST TALON FUND,
CHICAGO TRUST
BALANCED FUND, MONTAG & CALDWELL BALANCED FUND, CHICAGO TRUST BOND
FUND,
CHICAGO TRUST MUNICIPAL BOND FUND, and CHICAGO TRUST MONEY MARKET
FUND.

  The exchange privilege is a convenient way to respond to changes in your investment goals or in market conditions. This privilege is not designed for frequent trading in response to short-term market fluctuations. You may make exchanges by mail or by telephone if you have previously elected the telephone authorization privilege on the application form. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The purchase of shares of any Fund through an exchange transaction is accepted at the net asset value next determined. You should keep in mind that for tax purposes, an exchange is treated as a redemption and a new purchase, each at net asset value of the appropriate Fund. The Funds and the Transfer Agent reserve the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege on 60 days' prior written notice to shareowners.

  Exchanges may be made only for shares of a Fund then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. Requests for telephone exchanges must be received by the Transfer Agent by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time) on any day that the NYSE is open for regular trading.

                              REDEMPTION OF SHARES

IN GENERAL

  Shares of each Fund may be redeemed without charge on any business day that the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described below. Each Fund normally sends redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven calendar days of receipt of a redemption request in proper form. However, your redemption proceeds may be delayed up to 15 days if you purchased the shares to be redeemed by check until such check has cleared. Payment may also be made by wire directly to any bank previously designated by the shareowner in a shareowner account application. A shareowner will be charged $20 for redemptions by wire. Also, please note that the shareowner's bank may impose a fee for this wire service.

  Except as noted below, redemption requests received in proper form by the
Transfer Agent prior to the close of regular trading hours on the NYSE on any business day that the Fund calculates its per share net asset value are effective that day.

  Redemption requests received after the close of the NYSE are effective as of the time the net asset value per share is next determined. No redemption will be processed until the Transfer Agent has received a completed application with respect to the account.

  The Funds will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Board of
Trustees, result in the necessity of a Fund selling assets under disadvantageous conditions or to the detriment of the remaining shareowners of the Fund. Pursuant to the Company's Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Company has elected pursuant to Rule 18f-1 under the 1940
Act to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any ninety-day period for any one shareowner. Payments in excess of this limit by any of the Funds will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of any such Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "NET ASSET VALUE". In the event that an in-kind distribution is made, a shareowner may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

MINIMUM BALANCES

  Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any account for its then current net asset value (which will be promptly paid to the shareowner) if at any time the total investment does not have a value of at least $50. The shareowner will be
notified that the value of his or her account is less than the required minimum and will be allowed at least sixty days to bring the value of the account up to the minimum before the redemption is processed.

  Shares may be redeemed in one of the following ways:

REDEMPTIONS BY MAIL

  Shareowners may submit a written request for redemption to: CT&T
Funds, P.O.
Box 5164, Westborough, MA 01581. The request must be in good order which means that it must: (i) identify the shareowner's account name and account number;
(ii) state the fund name, (iii) state the number of shares to be redeemed; and
(iv) be signed by each registered owner exactly as the shares are registered.

  To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name the account is registered is required on all written redemption requests over $50,000. A guarantee may be obtained from any commercial bank, trust company, savings and loan association, federal savings bank, a member firm of a national securities exchange or other eligible financial institution. Credit unions must be authorized to issue signature guarantees; notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians, and retirement plans.

  A redemption request will not be deemed to be properly received until the
Transfer Agent receives all required documents in proper form.
Questions with
respect to the proper form for redemption requests should be directed to the
Transfer Agent at (800) 992-8151.

REDEMPTIONS BY TELEPHONE

  Shareowners who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by instructing the Transfer
Agent by telephone at (800) 992-8151.

  In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address listed under "Redemptions by Mail" above. Such requests must be signed by the shareowner, with signatures guaranteed (see "Redemptions by Mail" for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians.

  The Funds reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by any of the Funds.
Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including requesting a shareowner to correctly state his or her Fund account number, the name in which his or her account is registered, his or her social security number, banking institution, bank account number, and the name in which his or her bank account is registered.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed from the Company.

REDEMPTION BY CHECKS (CHICAGO TRUST MONEY MARKET FUND ONLY)

  If you are a shareowner of CHICAGO TRUST MONEY MARKET FUND (except for IRAs and UGMAs) and have elected the free checkwriting option on the account application form, you will receive checks that you may use to make payments to any person or business. There is no limit on the number of checks you may write, but each check must be for at least $500. You will continue to earn dividends on shares redeemed until the checks are presented to the Transfer Agent for payment. An account cannot be closed using the checkwriting privilege. There is currently no charge to shareowners for checkwriting, but the Fund reserves the right to impose a charge in the future. There is a $30 charge for bounced checks. The checkwriting privilege may be suspended or terminated at any time upon notice to investors. Cancelled checks are only available upon request, and a fee will be charged to receive them.

                                ACCOUNT OPTIONS

IN GENERAL

  The following special services are available to shareowners.
There are no
charges for the programs noted below and an investor may change or stop these plans at any time by written notice to the Funds.

AUTOMATIC INVESTMENT PLAN

  This service allows you to make regular investments once your account is established. You simply authorize the automatic withdrawal of funds from your bank account into the Fund of your choice. The minimum initial and subsequent investment pursuant to this plan is $50 per month. Your initial account must be established prior to participating in this plan. Please complete the appropriate section on the new account application enclosed with this
Prospectus.

SYSTEMATIC WITHDRAWAL PROGRAM

  The Funds offer a Systematic Withdrawal Program as another option which may be utilized by an investor who wishes to withdraw funds from his or her account on a regular basis. To participate in this option, an investor must either own or purchase shares having a value of $50,000 or more. Automatic payments by check will be mailed to the investor on either a monthly, quarterly, semi-annual, or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter.

INDIVIDUAL RETIREMENT ACCOUNTS

  An IRA is a tax-deferred retirement savings account that may be used by an individual under age 70 1/2 who has compensation or self-employment income or an individual who has received a qualified distribution from his or her employer's retirement plan. Because income generated from an IRA is tax-deferred, CHICAGO TRUST MUNICIPAL BOND FUND may not be used for IRAs.

                               DISTRIBUTION PLANS

  The Board of Trustees of the Company has adopted a Plan of Distribution (the
"Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Class N shares of each Fund (except CHICAGO TRUST MONEY MARKET FUND) to pay certain expenses associated with the distribution of its shares. Under the Plan, each
Fund may reimburse the Distributor for actual expenses not exceeding, on an annual basis, 0.25% of a Fund's average daily net assets.

  The Plan authorizes a Fund to compensate the Distributor for the following:
(1) services rendered by the Distributor pursuant to the Distribution Agreement between the Company and the Distributor; (2) payments the Distributor makes to financial institutions and industry professionals, such as insurance companies, investment counselors, accountants, estate planning firms and broker-dealers, including Chicago Trust and its affiliates and subsidiaries, Talon Securities,
Inc. (an affiliate of Talon) and the affiliates and subsidiaries of the
Distributor (collectively, "Participating Organizations"), in consideration for distribution services provided or expenses assumed in connection with distribution assistance, market research, and promotional services, including, but not limited to, printing and distributing prospectuses to persons other than current shareowners of a Fund, printing and distributing advertising and sales literature and reports to shareowners used in connection with the sale of a
Fund's shares, and personnel and communication equipment used in servicing shareowner accounts and prospective shareowner inquiries; and (3) payments the
Distributor makes to Participating Organizations pursuant to an agreement to provide administrative support services to the holders of a Fund's shares.
Participating Organizations that are compensated for distribution services may be required to register as dealers in certain jurisdictions.

  Payments for market research and promotional services may be based in whole or in part on a percentage of the regular salary expense for those employees of
Participating Organizations engaged in marketing research and promotional services specifically relating to the distribution of Fund shares based on the amount of time devoted by such employees to such activities, and any out-of-pocket expenses associated with the distribution of Fund shares.

  All such payments made by a Fund pursuant to the Plan shall be made for the purpose of selling shares issued by the Fund. Distribution expenses which are attributable to a particular Fund will be charged against that Fund's assets.
Distribution expenses which are attributable to more than one Fund will be allocated among the Funds in proportion to their relative net assets.

                                NET ASSET VALUE

  The net asset value per share of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading. The NYSE is closed on New Year's Day, Presidents' Day, Good Friday,
Memorial Day,
Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

  The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities
(expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of each Fund listed or traded on a stock exchange are valued at the latest sale price. If no sale price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees.

  Bonds are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices provided by investment dealers in accordance with procedures established by the Board of
Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

  The securities held in the portfolio of CHICAGO TRUST MONEY MARKET FUND, and the debt securities with maturities of sixty days or less held by the other
Funds, are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                              DIVIDENDS AND TAXES

DIVIDENDS

  CHICAGO TRUST MONEY MARKET FUND'S net investment income is declared daily and paid monthly as a dividend to shareowners of record at the close of business on the day of declaration. In order to receive the dividend for that day, the shareowner's purchase of shares must be effective as of 1:00 p.m. Eastern time.
Income dividends, when available, are declared and paid monthly for CHICAGO
TRUST BOND FUND and CHICAGO TRUST MUNICIPAL BOND FUND. Dividends, if any, from net investment income will be declared and paid quarterly by MONTAG & CALDWELL GROWTH FUND, CHICAGO TRUST GROWTH & INCOME FUND,
CHICAGO TRUST TALON FUND, CHICAGO TRUST BALANCED FUND, and MONTAG
& CALDWELL
BALANCED FUND. Aggregate net profits realized from the sale of portfolio securities, if any, are distributed at least once each year unless they are used to offset losses carried forward from prior years, in which case no such gain will be distributed.

  Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareowner's account at the then current net asset value and the dividend option may be changed from cash to reinvest.
Dividends are reinvested on the ex-dividend date (the "ex-date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

  Dividends paid by the Fund with respect to Class I shares are calculated in the same manner and at the same time. Both Class N and Class I shares of the
Fund will share proportionately in the investment income and general expenses of the Fund, except that the per share dividends of Class N shares will differ from the per share dividends of Class I shares as a result of class-specific expenses as discussed in "Expenses" under "ADMINISTRATION OF THE FUNDS."

TAXES

  Each Fund intends to qualify as a "regulated investment company" under the
Internal Revenue Code ("the Code"). Such qualification relieves a Fund of liability for Federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. Each Fund is treated as a separate corporate entity for Federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareowners as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareowners as long-term capital gain regardless of how long a shareowner may have held shares of a Fund. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareowner reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in
October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareowners in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareowners will be advised annually of the source and tax status of all distributions for Federal income tax purposes. Dividends and distributions may be subject to state and local income taxes. Further information regarding the tax consequences of investing in the Funds is included in the Statement of
Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  In the case of CHICAGO TRUST MUNICIPAL BOND FUND, distributions of dividends derived from tax-exempt interest will generally be exempt from Federal income tax to shareowners, but any distributions of net short-term gains or taxable interest will be taxable, and such dividends may be subject to state and local taxes. However, shareowners of the Fund must include the portion of dividends paid by the Fund that is attributable to interest on AMT bonds in their Federal alternative minimum taxable income. Those distributions that are not tax-exempt are taxable when they are paid, whether in cash or by reinvestment in additional shares, except that distributions declared in December and paid in the following January are taxable as if they were paid on December 31.

  Redemptions of Fund shares, and the exchange of shares between Funds of the
Company, are taxable events and, accordingly, shareowners may realize capital gains or losses on these transactions.

  Shareowners may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Fund, or if, to the Fund's knowledge, an incorrect number has been furnished. An individual's taxpayer identification number is his/her social security number.

                            PERFORMANCE OF THE FUNDS

IN GENERAL

  Performance, whether it be "yield", "effective yield", "total return", or
"average annual total return" of a Fund, may be advertised to present or prospective shareowners. The figures are based on historical performance and should not be considered representative of future results. The value of an investment in a Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information for a Fund may be compared to various unmanaged indices such as the Dow Jones
Industrial Averages and the Standard & Poor's 500 Stock Index, and to the performance of other mutual funds tracked by mutual fund rating services.
Further information about the performance of the Funds is included in the
Statement of Additional Information, which may be obtained without charge by contacting the Fund at (800) 992-8151.

TOTAL RETURN

  Total Return is defined as the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested.
Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced a Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

YIELD

  Yield refers to net income generated by an investment over a particular period of time, which is annualized (assumed to have been generated for one year) and expressed as an annual percentage rate. Effective yield is yield assuming that all distributions are reinvested. Effective yield will be slightly higher than the yield because of the compounding effect of the assumed investment. Yield for CHICAGO TRUST MONEY MARKET FUND over a seven-day period is called current yield. For CHICAGO TRUST BOND FUND and CHICAGO TRUST
MUNICIPAL BOND FUND, yield is calculated by dividing the net investment income per share earned during a thirty-day period by the maximum offering price per share on the last day of the period, and annualizing the result.

TAX-EQUIVALENT YIELD

  CHICAGO TRUST MUNICIPAL BOND FUND also measures its performance by a tax-equivalent yield. This reflects the taxable yield that an investor at the highest marginal Federal income tax rate would have to receive to equal the primarily tax-exempt yield from this Fund. Tax-equivalent yield is calculated by dividing the municipal yield by the difference between 100% and an investor's marginal tax rate.


                              GENERAL INFORMATION

ORGANIZATION

  Each Fund is a separate, diversified, series of the Company, a Delaware business trust organized pursuant to a Trust Instrument dated September 10,
1993. The Company is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund. The Trustees of the
Company may establish additional series or classes of shares without the approval of shareowners. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

DESCRIPTION OF SHARES

  Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Currently, there is only one class of shares issued by the Funds of the Company, except for MONTAG & CALDWELL GROWTH FUND. That
Fund offers two classes of shares: Class N shares which are offered by this
Prospectus and Class I shares. Since these classes have different expenses, i.e. Class I shares do not pay a distribution plan fee, their performance will vary and it is anticipated that the Class N dividends will be lower than the
Class I dividends. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that Class I shares of MONTAG
& CALDWELL GROWTH FUND have no rights with respect to that Fund's distribution plan. All shares issued are fully paid and non-assessable, and shareowners have no preemptive or other right to subscribe to any additional shares and no conversion rights. Class I shares are offered only to institutional investors and require a minimum investment of $40 million. Information about Class I shares is available by calling (800) 992-8151.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Fund is entitled to one full and fractional vote in the Fund. Shares of a Fund participate equally in regard to dividends, distributions, and liquidations with respect to that Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareowners have equal non-cumulative voting rights. Class N shares have exclusive voting rights with respect to the distribution plan. On any matter submitted to a vote of shareowners, shares of each Fund will vote separately except when a vote of shareowners in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Fund, in which case the shareowners of all such Funds shall be entitled to vote thereon. Chicago Trust may be deemed to be a "control person" (as defined in the 1940
Act) of certain
Funds, because as of January 30, 1997, it owned of record, but not beneficially: 34.60% of MONTAG & CALDWELL GROWTH FUND; 93.62% of CHICAGO TRUST
GROWTH & INCOME FUND; 56.60% of MONTAG & CALDWELL BALANCED FUND;
82.47% of
CHICAGO TRUST BOND FUND; 92.53% of CHICAGO TRUST MUNICIPAL BOND
FUND; 96.63% of
CHICAGO TRUST MONEY MARKET FUND; and 98.67% of CHICAGO TRUST
BALANCED FUND. See
"PRINCIPAL HOLDERS OF SECURITIES" in the Statement of Additional
Information.

SHAREOWNER MEETINGS

  The Trustees of the Company do not intend to hold annual meetings of shareowners of the Funds. The Trustees have undertaken to the SEC, however, that they will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareowners of the Funds. In addition, subject to certain conditions, shareowners of the Funds may apply to the Funds to communicate with other shareowners to request a shareowners' meeting to vote upon the removal of a Trustee or Trustees.

CERTAIN PROVISIONS OF TRUST INSTRUMENT

  Under Delaware law, the shareowners of the Funds will not be personally liable for the obligations of any Fund; a shareowner is entitled to the same limitation of personal liability extended to shareowners of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the
Company or a Fund contain a statement that such obligation may only be enforced against the assets of the Company or Fund and provides for indemnification out of Company or Fund property of any shareowner nevertheless held personally liable for Company or Fund obligations.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Company will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Company, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for a Fund in excess of the amount of commission another broker-dealer would have charged if Chicago Trust, Montag & Caldwell or Talon, as appropriate, determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  Subject to the foregoing considerations, preference may be given in executing portfolio transactions for a Fund to brokers which have sold shares of that
Fund, and Talon Securities, Inc., an affiliate of Talon, may execute portfolio transactions for CHICAGO TRUST TALON FUND. Any such transactions, however, will comply with Rule 17e-1 under the 1940 Act.

SHAREOWNER REPORTS AND INQUIRIES

  Shareowners will receive Semi-Annual Reports showing portfolio investments and other information as of April 30 and Annual Reports audited by independent accountants as of October 31. Shareowners with inquiries should call the Fund at (800) 992-8151 or write to CT&T Funds, P.O. Box 5164,
Westborough,
Massachusetts 01581.

                                    APPENDIX

DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC. describes classifications of corporate bonds as follows:

"AAA" -- These bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"AA" -- These bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" -- These bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"BAA" -- These bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"BA" -- These bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" -- These bonds generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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

"CAA" -- These bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"CA" -- These bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" -- These bonds are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's may modify a rating of "AA", "A" or "BAA" by adding numerical modifiers
1, 2, 3 to show relative standing within these categories.

STANDARD & POOR'S CORPORATION describes classifications of corporate and municipal debt as follows:

"AAA" -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA" -- These bonds also qualify as high-quality debt obligations. Their capacity to pay interest and repay principal is very strong, and differs from the "AAA" issues only in small degree.

"A" -- These bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" -- These bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

"BB", "B", "CCC", "CC", OR "C" -- These bonds are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated
"BB" has less near-term vulnerability to default than other speculative issues.
However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
"BBB-" rating. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.
Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating. The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

"CI" -- This rating is reserved for income bonds on which no interest is being paid.

"D" -- Debt is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                              INVESTMENT ADVISORS

                           The Chicago Trust Company
                             171 North Clark Street
                             Chicago, IL 60601-3294

                            Montag & Caldwell, Inc.
                         1100 Atlanta Financial Center
                            3343 Peachtree Road, NE
                             Atlanta, GA 30326-1450

                             SUB-INVESTMENT ADVISOR

                          Talon Asset Management, Inc.
                               One North Franklin
                               Chicago, IL 60606

                                 ADMINISTRATOR

                           The Chicago Trust Company
                             171 North Clark Street
                             Chicago, IL 60601-3294

                                   CUSTODIAN

                             Bankers Trust Company
                                 16 Wall Street
                               New York, NY 10005

               FOR ADDITIONAL INFORMATION ABOUT CT&T FUNDS, CALL:
                                 (800) 992-8151


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